UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07444

American Strategic Income Portfolio Inc. III

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

August 31, 2012

ASP	American Strategic Income Portfolio Inc.

BSP	American Strategic Income Portfolio Inc. II

CSP	American Strategic Income Portfolio Inc. III

SLA	American Select Portfolio Inc.

First American Mortgage Funds

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. (“ASP”), American Strategic Income Portfolio Inc. II (“BSP”), American Strategic Income Portfolio Inc. III (“CSP”), and American Select Portfolio Inc. (“SLA”) (“First American Mortgage Funds” or the “funds”) invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds’ net asset value (“NAV”) to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVES

Each fund’s primary objective is to achieve high levels of current income. Each fund’s secondary objective is to seek capital appreciation. As with other mutual funds, there can be no assurance these funds will achieve their objectives.

1	Explanation of Financial Statements

2	Fund Overviews

17	Report of Independent Registered Public Accounting Firm

18	Schedule of Investments

40	Statements of Assets and Liabilities

41	Statements of Operations

42	Statements of Changes in Net Assets

44	Statements of Cash Flows

45	Financial Highlights

49	Notes to Financial Statements

63	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in one or more of the funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s NAV and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	1

Fund Overviews

Average Annual Total Returns – ASP

Based on NAV for the period ended August 31, 2012

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2012, were 19.02%, 10.67%, and 8.29%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Average Annual Total Returns – BSP

Based on NAV for the period ended August 31, 2012

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2012, were 8.50%, 4.50%, and 5.00%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	3

Fund Overviews

Average Annual Total Returns – CSP

Based on NAV for the period ended August 31, 2012

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2012, were 4.30%, 1.49%, and 4.28%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

4	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Average Annual Total Returns – SLA

Based on NAV for the period ended August 31, 2012

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2012, were 14.58%, 7.29%, and 6.92%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	5

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6	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Fund Overviews

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Fund Management

John Wenker

of Nuveen Asset Management, LLC is responsible for overall management of the funds. He has 29 years of financial experience.

David Yale

of Nuveen Asset Management, LLC is responsible for management of the mortgage loan component and credit facilities of the funds. He has 31 years of financial experience.

Jason O’Brien, CFA

of Nuveen Asset Management, LLC is responsible for the management of the mortgage-backed securities portion of the funds. He has 19 years of financial experience.

Introduction

During the fiscal year ended August 31, 2012, commercial real estate markets continued a slow recovery. With economic and employment growth still subdued, many commercial real estate markets have not fully recovered from the 2008 downturn. While many primary markets are doing well, the improved health of secondary and tertiary commercial real estate markets will be particularly dependent on a stronger economic environment, more employment growth and stronger recovery in the debt capital markets.

Shared Fund Comments

The funds’ primary risk is credit risk. This comes mainly from the funds’ investments in commercial mortgage loans. The funds have modest residential mortgage exposure, most of which consists of investments in FNMA and FHLMC pass-through securities.

Generally, the funds continued to recycle mortgage loan payoffs into higher credit quality, more liquid and often better-yielding assets. The most active asset classes over the fiscal year were agency mortgage-backed securities, investment-grade REIT preferred stock and investment-grade corporate bonds. Moving to liquid securities has provided more efficient collateral for the funds’ credit facilities. The overall effect has been to reduce the average cost of borrowing and diversify among more credit facility providers. The funds pay interest on all their credit facilities at varying spreads over the one-month London Interbank Offering Rate (LIBOR). During the fiscal year, one-month LIBOR was fairly stable, ranging between 0.22% and 0.296%.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	7

Fund Overviews

ASP

For the fiscal year ended August 31, 2012, the fund had a total return of 12.27% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 4.29% during the period. Historically a significant portion of the return generated by the fund has been income. This was true for this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans, and income generated by them was also very solid. At the end of the fiscal year, one loan was in default.

During the fiscal year, two whole loans were paid off with an unpaid principal balance of $3.5 million and a net weighted average coupon of 9.84%. One whole loan was purchased for $2,400,000 and a coupon of 4.90%. As of August 31, 2012, there was one commercial loan in default with unpaid principal balance of $3.19 million. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2012

Commercial Loans	27%
Preferred Stocks	25
Commercial Mortgage-Backed Securities	22
U.S. Government Agency Mortgage-Backed Securities	13
Multifamily Loans	5
Corporate Note	5
Corporate Bonds	2
Short-Term Investment	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

8	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2012. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2012, based on the value outstanding.

Single family loans
Current	98.3%
30 Days	1.7
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

Multifamily and commercial loans
Current	92.1%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	7.9
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	9

Fund Overviews

BSP

For the fiscal year ended August 31, 2012, the fund had a total return of 9.08% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 4.29% during the period. Historically a significant portion of the return generated by the fund has been income. This was true for this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans was held back by delinquent loans. This reduced the normally strong income generation of the loan portfolio. We were successful in working out solutions for some of the delinquent loans and are working to resolve the remaining issues. We are focused on doing this in a manner that attempts to maximize shareholder value. In some markets commercial real estate is still in the early stages of recovery.

During the fiscal year, eight whole loans were paid off, or were written off, with a principal balance of $39.1 million and a net weighted average coupon of 7.02%. Two whole loans were purchased with a balance of $5,900,000 and a coupon of 4.34%. As of August 31, 2012, there were two multifamily loans in default, comprising $16.68 million of unpaid principal balance. No prepayment penalties were collected during the period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2012

Commercial Loans	28%
Preferred Stocks	25
Multifamily Loans	19
Commercial Mortgage-Backed Securities	12
U.S. Government Agency Mortgage-Backed Securities	6
Corporate Notes	5
Corporate Bonds	4
Short-Term Investment	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

10	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2012. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2012, based on the fair value outstanding.

Single family loans
Current	86.1%
30 Days	13.9
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

Multifamily and commercial loans
Current	90.7%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	9.3
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	11

Fund Overviews

CSP

For the fiscal year ended August 31, 2012, the fund had a total return of 3.38% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 4.29% during the period. Historically a significant portion of the return generated by the fund has been income. This was true this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans was held back by delinquent loans. This significantly reduced income generation in the fund. While enjoying some success working through delinquent loans this fiscal year, we remain very focused on resolving these issues, which we believe would raise the income levels of the fund. Commercial real estate markets have been through a tough period the last few years. We are hopeful a stronger economic environment will provide opportunities to resolve the remaining problem loans.

During the fiscal year, 14 whole loans were paid off, or were written off, with an unpaid principal balance of $55.15 million and a net weighted average coupon of 7.08%. One whole loan was purchased with a principal balance of $2,350,000 and coupon of 2.00%. As of August 31, 2012, there were three multifamily and eight commercial loans in default, comprising $56.40 million of unpaid principal balance. No prepayment penalties were collected during the reporting period. The fund has one property in the real estate owned category.

Portfolio Allocation1

As a percentage of total investments on August 31, 2012

Commercial Loans	29%
Preferred Stocks	25
Multifamily Loans	18
Corporate Bonds	7
U.S. Government Agency Mortgage-Backed Securities	7
Corporate Notes	6
Commercial Mortgage-Backed Securities	4
Short-Term Investment	3
Real Estate Owned	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

12	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2012. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2012, based on the fair value outstanding.

Multifamily and commercial loans
Current	75.8%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	24.2
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	13

Fund Overviews

SLA

For the fiscal year ended August 31, 2012, the fund had a total return of 11.82% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 4.29% during the period. Historically a significant portion of the return generated by the fund has been income. This was true this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans was fairly stable, although several delinquent loans existed at the end of the fiscal period. Delinquent loans have the effect of reducing income. Our goal is to resolve these issues, while recognizing the limits presented by the slow commercial real estate recovery.

During the fiscal year, 10 whole loans were paid off, or were written off, with an unpaid principal balance of $28.69 million and a net weighted average coupon of 7.10%. No whole loans were purchased. As of August 31, 2012, there were one multifamily and two commercial loans in default with an unpaid principal balance of $9.42 million. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2012

Preferred Stocks	25%
Commercial Loans	18
Multifamily Loans	13
U.S. Government Agency Mortgage-Backed Securities	12
Commercial Mortgage-Backed Securities	11
Corporate Bonds	11
Corporate Notes	9
Short-Term Investment	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

14	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2012. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2012, based on the fair value outstanding.

Multifamily and commercial loans
Current	89.7%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	10.3
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	15

Fund Overviews

Conclusion

As of this writing, commercial real estate markets are experiencing a fragile recovery. Uneven economic conditions, weak job growth and a constrained environment for debt capital present big challenges for the commercial real estate sector in many markets. We continue to focus on the credit risk in the funds and are hopeful a slowly improving economy will present opportunities to protect and enhance net asset value.

In April 2012, we successfully refinanced a relatively expensive credit facility in SLA. On September 20, 2012, subsequent to the end of the fiscal year, we successfully refinanced relatively expensive credit facilities in BSP and CSP. Prior to the refinancing, the funds were paying interest on the credit facilities at a minimum rate of 4.25% per year. The new terms are one-month LIBOR plus 0.90%, which equated to 0.2305% as of August 31, 2012. The savings in interest expense provided by the refinancing favorably impact the bottom line for shareholders.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any questions about the funds, please call us at 800.677.3863.

Sincerely,

John Wenker

Managing Director, Head of Real Assets

Nuveen Asset Management, LLC

16	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc.

We have audited the accompanying statements of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (collectively the “funds”), including the schedules of investments, as of August 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at August 31, 2012, the results of their operations and their cash flow for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

October 24, 2012

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	17

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio (ASP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 44.6%
Commercial Loans — 37.2%
Chicago Social Security Building, Chicago, IL, 4.78%, 6/1/22	5/31/12	$2,369,184	$2,369,184	$2,487,063
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17	6/14/07	1,834,386	1,834,386	1,926,105
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12 §	9/9/02	1,266,259	1,266,259	1,033,912
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17	6/28/07	1,248,672	1,248,672	1,311,106
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17	6/28/07	1,998,200	1,998,200	2,018,182
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 7/1/15	2/28/06	1,595,016	1,595,016	1,626,917
Naples Boat Club, Naples, FL, 6.43%, 1/1/17	12/28/06	1,516,391	1,516,391	1,592,210
Palace Court, Santa Fe, NM, 5.88%, 1/1/13	10/2/06	1,858,913	1,858,913	1,858,913
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13	8/3/06	1,871,992	1,871,992	1,540,344
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/18	12/23/05	1,306,594	1,306,594	1,371,923
Stephens Center, Missoula, MT, 6.88%, 9/1/15	4/20/06	1,685,339	1,685,339	1,769,606
The Storage Place, Marana, AZ, 6.65%, 1/1/13 ¿	12/20/07	3,188,886	3,188,886	1,929,276

			21,739,832	20,465,557

Multifamily Loans — 7.0%
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11 §	6/3/04	1,091,144	1,091,144	921,130
Spring Creek Gardens, Plano, TX, 5.63%, 8/1/15	12/22/05	2,035,332	2,033,542	2,035,332
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 7.88%, 4/1/13	2/21/03	772,839	772,839	772,839
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 11.88%, 4/1/13	2/21/03	148,021	148,021	143,104

			4,045,546	3,872,405

Single Family Loans — 0.4%
American Portfolio, 1 loan, California, 2.88%, 1/1/17	7/18/95	11,780	11,222	11,662
Anivan, 1 loan, Maryland, 2.88%, 10/1/15	6/14/96	37,165	37,405	37,129
Bank of New Mexico, 1 loan, New Mexico, 3.63%, 2/1/18	5/31/96	20,325	20,325	20,586
Bluebonnet Savings & Loan, 4 loans, Texas, 3.32%, 1/24/15	5/22/92	31,771	31,771	31,664
Fairbanks, 1 loan, Utah, 4.13%, 11/1/18	5/21/92	12,802	10,866	13,038
Knutson Mortgage Portfolio I, 1 loan, Montana, 9.75%, 12/1/15	2/26/92	4,487	4,282	4,622
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 8/1/19	9/9/92	32,849	31,206	33,834
Nomura III, 1 loan, California, 4.13%, 5/1/19	9/29/95	37,950	34,304	38,820
Rand Mortgage Corporation, 1 loan, Texas, 9.50%, 1/1/17	2/21/92	20,366	16,693	20,977

			198,074	212,332

Total Whole Loans			25,983,452	24,550,294

Corporate Note ¥ — 6.5%
Fixed Rate — 6.5%
Stratus Properties V, 8.75%, 12/31/14	6/1/07	3,500,000	3,500,000	3,570,000

Corporate Bonds — 2.5%
Banking — 2.5%
Bank of America, Series MTN, 5.00%, 5/13/21		475,000	489,979	510,549
Goldman Sachs Group, 6.00%, 6/15/20		175,000	196,303	195,796
Morgan Stanley, 5.50%, 7/28/21		675,000	678,106	692,038

Total Corporate Bonds			1,364,388	1,398,383

U.S. Government Agency Mortgage-Backed Securities — 18.2%
Fixed Rate — 18.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 a		166,196	168,426	180,495
9.00%, 7/1/30, #C40149		46,758	47,645	59,264
5.00%, 5/1/39, #G05430 a		802,308	821,662	870,202

The accompanying notes are an integral part of the financial statements.

18	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio (ASP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

Federal National Mortgage Association,
6.00%, 10/1/16, #610761 a	$58,518	$58,933	$62,461
5.00%, 7/1/18, #724954 a	583,537	583,176	635,658
6.50%, 6/1/29, #252497 a	56,680	56,411	66,627
7.50%, 3/1/30, #495694	34,158	33,763	37,285
7.50%, 5/1/30, #535289 a	17,039	16,632	20,865
8.00%, 5/1/30, #538266 a	6,919	6,857	7,278
6.00%, 5/1/31, #535909 a	98,515	98,919	111,013
6.50%, 11/1/31, #613339 a	69,411	70,526	80,764
5.50%, 7/1/33, #720735 a	782,413	775,481	864,767
5.00%, 7/1/39, #935588 a	387,191	395,652	422,864
4.00%, 12/1/40, #AB1959 a	1,104,855	1,101,834	1,200,736
4.00%, 12/1/40, #MA0583 a	658,199	665,416	706,492
4.00%, 1/1/41, #MA0614 a	989,413	979,620	1,062,008
3.50%, 3/1/41, #AE0981 a	1,704,722	1,759,846	1,808,302
3.50%, 3/1/42, #AB4749 a	1,726,740	1,787,017	1,831,726

Total U.S. Government Agency Mortgage-Backed Securities		9,427,816	10,028,807

Commercial Mortgage-Backed Securities — 30.0%
Bear Stearns Commercial Mortgage Securities,
5.89%, 9/11/38, Series 2006-PW12, Class A4 a r	1,200,000	999,186	1,380,061
5.69%, 6/11/50, Series 2007-PW17, Class A4 a	1,985,000	1,783,814	2,321,456
5.74%, 9/11/42, Series 2007-T28, Class A4	1,200,000	959,314	1,422,944
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.39%, 7/15/44, Series 2005-CD1, Class A4 r	2,357,000	1,581,056	2,634,211
5.89%, 11/15/44, Series 2007-CD5, Class A4 r	1,550,000	1,455,232	1,823,800
GS Mortgage Securities Corporation II, Series 2006-GG8, Class A4, 5.56%, 11/30/39	2,900,000	2,094,621	3,346,075
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.33%, 4/15/41 a r	1,875,000	1,426,516	2,256,553
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.82%, 6/11/42 r	1,160,000	953,131	1,362,838

Total Commercial Mortgage-Backed Securities		11,252,870	16,547,938

Preferred Stocks ☒ — 35.0%
Real Estate Investment Trusts — 35.0%
Alexandria Real Estate Equities, Series E	33,850	830,002	906,503
BRE Properties, Series D	2,400	47,688	61,390
CommonWealth REIT, Series E	40,000	1,022,800	1,059,160
Developers Diversified Realty, Series H	12,060	208,604	304,636
Digital Realty, Series E	48,414	1,231,102	1,338,599
Digital Realty, Series F	6,000	152,580	159,300
Duke Realty, Series J	2,100	52,246	53,091
Duke Realty, Series L	8,750	167,300	221,541
Duke Realty, Series O	20,300	479,080	534,702
Equity Residential Properties, Series K	10,000	557,500	695,625
Health Care REIT, Series J	57,700	1,490,045	1,557,900
Hospitality Properties, Series C	32,803	824,995	826,226
Kimco Realty, Series G	50,700	1,320,735	1,288,794
National Retail Properties, Series D	59,996	1,522,323	1,592,894
ProLogis, Series L	35,060	801,940	887,456
ProLogis, Series M	5,600	139,850	142,072
ProLogis, Series R	26,975	636,199	692,079
ProLogis, Series S	3,800	79,800	96,938
PS Business Parks, Series P	3,750	71,888	95,742
PS Business Parks, Series R	9,500	234,175	257,165
PS Business Parks, Series T	23,000	578,450	595,700

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	19

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio (ASP)

DESCRIPTION	SHARES	COST	VALUE ¶

Public Storage, Series A	6,000	$144,291	$153,960
Public Storage, Series F	9,300	231,105	239,010
Public Storage, Series X	3,000	74,330	77,040
Public Storage, Series Z	11,500	282,309	295,884
Realty Income, Series E	37,060	714,246	949,477
Regency Centers, Series E	24,060	483,600	610,522
Simon Property Group, Series J	11,000	511,500	850,094
Vornado Realty, Series F	20,000	503,000	515,980
Vornado Realty, Series G	30,000	483,000	772,800
Weingarten Realty Investors, Series D	16,000	394,080	407,360
Weingarten Realty Investors, Series E	16,154	411,927	413,542
Weingarten Realty Investors, Series F	25,500	608,175	650,250

Total Preferred Stocks		17,290,865	19,303,432

Total Unaffiliated Investments		68,819,391	75,398,854

Short-Term Investment — 2.0%
First American Prime Obligations Fund, Class Z, 0.06% W	1,090,506	1,090,506	1,090,506

Total Investments ▲ — 138.8%		$69,909,897	$76,489,360

Other Assets and Liabilities, Net — (38.8)%			(21,377,612)

Total Net Assets — 100.0%			$55,111,748

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2012, the total fair value of these securities was $28,120,294 or 51.0% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2012. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2012.

§	Loan has matured or will mature in the next couple of months. The fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2012.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2012, securities valued at $15,890,328 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$9,385,000	8/14/12	0.39%	9/13/12	$1,830	(1)
3,724,000	8/24/12	1.59%	9/24/12	1,316	(2)

$13,109,000				$3,146

*	Interest rate as of August 31, 2012. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

20	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio (ASP)

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $166,196 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $802,308 par

Federal National Mortgage Association, 6.00%, 10/1/16, $58,518 par

Federal National Mortgage Association, 5.00%, 7/1/18, $583,537 par

Federal National Mortgage Association, 6.50%, 6/1/29, $56,680 par

Federal National Mortgage Association, 7.50%, 5/1/30, $17,039 par

Federal National Mortgage Association, 8.00%, 5/1/30, $6,919 par

Federal National Mortgage Association, 6.00%, 5/1/31, $98,515 par

Federal National Mortgage Association, 6.50%, 11/1/31, $69,411 par

Federal National Mortgage Association, 5.50%, 7/1/33, $782,413 par

Federal National Mortgage Association, 5.00%, 7/1/39, $387,191 par

Federal National Mortgage Association, 4.00%, 12/1/40, $1,104,855 par

Federal National Mortgage Association, 4.00%, 12/1/40, $658,199 par

Federal National Mortgage Association, 4.00%, 1/1/41, $989,413 par

Federal National Mortgage Association, 3.50%, 3/1/41, $1,704,722 par

Federal National Mortgage Association, 3.50%, 3/1/42, $1,726,740 par

(2)	Merrill Lynch, Pierce, Fenner & Smith Incorporated:

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.89%, 9/11/38, $1,200,000 par

Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50, $1,985,000 par

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.33%, 4/15/41, $1,875,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2012.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On August 31, 2012, securities valued at $19,303,432 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$8,500,000	1.14%	$269

*	Interest rate as of August 31, 2012. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Preferred Stocks

Alexandria Real Estate Equities, Series E, 33,850 shares

BRE Properties, Series D, 2,400 shares

CommonWealth REIT, Series E, 40,000 shares

Developers Diversified Realty, Series H, 12,060 shares

Digital Realty, Series E, 48,414 shares

Digital Realty, Series F, 6,000 shares

Duke Realty, Series J, 2,100 shares

Duke Realty, Series L, 8,750 shares

Duke Realty, Series O, 20,300 shares

Equity Residential Properties, Series K, 10,000 shares

Health Care REIT, Series J, 57,700 shares

Hospitality Properties, Series C, 32,803 shares

Kimco Realty, Series G, 50,700 shares

National Retail Properties, Series D, 59,996 shares

ProLogis, Series L, 35,060 shares

ProLogis, Series M, 5,600 shares

ProLogis, Series R, 26,975 shares

ProLogis, Series S, 3,800 shares

PS Business Parks, Series P, 3,750 shares

PS Business Parks, Series R, 9,500 shares

PS Business Parks, Series T, 23,000 shares

Public Storage, Series A, 6,000 shares

Public Storage, Series F, 9,300 shares

Public Storage, Series X, 3,000 shares

Public Storage, Series Z, 11,500 shares

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	21

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio (ASP)

Realty Income, Series E, 37,060 shares

Regency Centers, Series E, 24,060 shares

Simon Property Group, Series J, 11,000 shares

Vornado Realty, Series F, 20,000 shares

Vornado Realty, Series G, 30,000 shares

Weingarten Realty Investors, Series D, 16,000 shares

Weingarten Realty Investors, Series E, 16,154 shares

Weingarten Realty Investors, Series F, 25,500 shares

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2012. See note 2 in Notes to Financial Statements.

▲	On August 31, 2012, the cost of investments for federal income tax purposes was $69,912,247. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation......	$8,608,480
Gross unrealized depreciation	(2,031,367)

Net unrealized appreciation......	$6,577,113

REIT–Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

22	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio II (BSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 66.9%
Commercial Loans — 39.9%
5555 East Van Buren I, Phoenix, AZ, 4.93%, 10/1/14	6/23/04	$6,035,296	$6,035,296	$6,035,296
5555 East Van Buren II, Phoenix, AZ, 4.88%, 10/1/14	8/18/06	1,255,552	1,255,552	1,085,739
American Mini-Storage, Memphis, TN, 6.80%, 12/1/11 §	11/5/07	2,962,479	2,962,479	2,503,546
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17 ß	3/31/97	1,040,939	1,040,939	1,092,986
Hickman Road, Clive, IA, 6.78%, 1/1/13 ß	12/3/07	5,500,000	5,500,000	5,500,000
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 ß	9/17/03	1,366,227	1,366,227	1,379,889
Office City Plaza, Houston, TX, 3.90%, 3/1/17	2/10/12	3,900,000	3,900,000	3,900,000
Oyster Point Office Park, Newport News, VA, 5.93%, 2/1/13 ß	1/4/06	11,831,854	11,831,854	11,831,854
PennMont Office Plaza, Albuquerque, NM, 5.88%, 4/1/14 ß	3/30/06	1,406,043	1,406,043	1,406,043
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17 ß	12/13/06	1,718,033	1,718,033	1,803,935
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17 ß	3/30/07	6,685,604	6,685,604	6,886,172
Signal Butte, Mesa, AZ, 4.93%, 7/1/17	6/20/07	15,000,000	15,002,903	9,075,000
Station Square, Pompano Beach, FL, 6.33%, 2/1/14 ß	1/19/07	11,936,999	11,936,999	11,442,234
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14 ß	2/15/07	1,220,273	1,220,273	1,244,678

			71,862,202	65,187,372

Multifamily Loans — 26.9%
Carolina Square Apartments, Tallahassee, FL, 5.43%, 8/1/12 ¿	7/20/07	7,875,000	7,875,000	4,764,375
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13	6/5/03	3,642,372	3,642,372	3,033,680
Lake Point Terrace Apartments I, Madison, WI, 6.40%, 6/1/15	7/1/10	4,400,000	4,400,000	4,400,000
Lake Point Terrace Apartments II, Madison, WI, 9.88%, 6/1/15	7/1/10	550,000	550,000	550,000
Meadows Point, College Station, TX, 7.93%, 5/1/16	1/24/08	5,400,000	5,400,000	5,213,058
RP-Plaza Development Lot 16, Oxnard, CA, 4.90%, 10/1/12 §	3/1/10	2,500,000	2,500,000	2,091,883
Sapphire Skies I, Cle Elum, WA, 4.93%, 7/1/13	12/23/05	8,744,882	8,748,352	7,441,273
Sapphire Skies II, Cle Elum, WA, 7.90%, 7/1/13 S	3/20/09	3,200,000	3,200,000	229,795
Sapphire Skies III, Cle Elum, WA, 4.93%, 7/1/13	7/13/10	8,000,000	8,000,000	6,126,688
Sapphire Skies IV, Cle Elum, WA, 4.88%, 8/1/15	7/26/12	2,000,000	2,000,000	1,577,450
Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 § ¿	4/17/07	8,800,000	8,800,000	5,324,000
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 § S	4/17/07	2,298,600	2,298,600	528,908
Vista Bonita Apartments, Denton, TX, 7.15%, 6/1/13	3/4/05	2,590,107	2,590,107	2,590,107

			60,004,431	43,871,217

Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 11.43%, 10/28/16	12/18/92	37,014	37,318	38,124
PHH U.S. Mortgage, 2 loans, California & Delaware, 6.41%, 3/27/20	12/30/92	123,573	123,573	126,544

			160,891	164,668

Total Whole Loans			132,027,524	109,223,257

Corporate Notes ¥ — 6.8%
Fixed Rate — 6.8%
Stratus Properties II, 8.75%, 12/31/12	6/14/01	3,000,000	3,000,000	3,000,000
Stratus Properties III, 8.75%, 6/30/13	12/12/06	8,000,000	8,000,000	8,080,000

Total Corporate Notes			11,000,000	11,080,000

Corporate Bonds ☒ — 5.3%
Banking — 4.8%
Bank of America, Series MTN, 5.00%, 5/13/21		1,800,000	1,923,109	1,934,712
Citigroup, 4.50%, 1/14/22		1,800,000	1,883,876	1,902,418
Goldman Sachs Group, 6.00%, 6/15/20		1,750,000	1,942,521	1,957,961
Morgan Stanley, 5.50%, 7/28/21		1,950,000	1,961,536	1,999,220

			7,711,042	7,794,311

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	23

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio II (BSP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

Real Estate Investment Trusts — 0.5%
Hospitality Properties Trust, 5.00%, 8/15/22	$800,000	$787,624	$820,442

Total Corporate Bonds		8,498,666	8,614,753

U.S. Government Agency Mortgage-Backed Securities a — 8.2%
Fixed Rate — 8.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	886,381	898,264	962,642
9.00%, 7/1/30, #C40149	77,931	79,221	98,774
5.00%, 5/1/39, #G05430	1,707,477	1,748,665	1,851,968
3.50%, 6/1/42, #C09000	2,383,456	2,505,555	2,529,635
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	60,311	60,432	64,375
5.50%, 6/1/17, #648508	77,005	77,162	83,920
5.00%, 9/1/17, #254486	117,464	117,594	127,955
5.00%, 11/1/17, #657356	172,580	172,970	187,995
6.50%, 6/1/29, #252497	377,865	376,072	444,179
7.50%, 5/1/30, #535289	61,343	59,874	75,115
8.00%, 5/1/30, #538266	24,909	24,685	26,201
8.00%, 6/1/30, #253347	80,899	80,169	100,599
5.00%, 11/1/33, #725027	3,961,259	4,040,435	4,362,116
5.00%, 7/1/39, #935588	2,323,147	2,368,028	2,537,183

Total U.S. Government Agency Mortgage-Backed Securities		12,609,126	13,452,657

Commercial Mortgage-Backed Securities a r — 16.7%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45	8,060,000	5,374,560	8,674,405
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45	10,000,000	8,560,408	11,616,780
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	5,950,000	5,470,044	7,001,038

Total Commercial Mortgage-Backed Securities		19,405,012	27,292,223

Preferred Stocks ☒ — 35.6%
Real Estate Investment Trusts — 35.6%
Alexandria Real Estate Equities, Series E	95,873	2,470,793	2,567,479
BRE Properties, Series D	7,450	148,032	190,564
CommonWealth REIT, Series E	151,500	3,908,700	4,011,568
Developers Diversified Realty, Series H	6,600	114,160	166,716
Digital Realty, Series F	155,754	4,029,076	4,135,269
Duke Realty, Series J	38,000	893,000	960,689
Duke Realty, Series L	74,260	1,529,361	1,880,189
Equity Residential Properties, Series K	30,000	1,680,000	2,086,875
Health Care REIT, Series J	176,000	4,399,968	4,752,000
Hospitality Properties, Series C	100,000	2,515,000	2,518,750
Kimco Realty, Series G	39,300	1,020,901	999,006
Kimco Realty, Series J	90,000	2,205,000	2,226,600
National Retail Properties, Series D	177,437	4,443,124	4,710,952
ProLogis, Series L	84,100	1,748,225	2,128,781
ProLogis, Series M	14,360	367,561	364,313
ProLogis, Series O	13,459	336,475	343,205
ProLogis, Series R	48,120	1,149,478	1,234,581
ProLogis, Series S	11,700	245,700	298,467
PS Business Parks, Series P	11,650	223,330	297,440
PS Business Parks, Series S	48,000	1,286,400	1,302,192
PS Business Parks, Series T	120,542	3,009,684	3,122,038

The accompanying notes are an integral part of the financial statements.

24	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

DESCRIPTION	SHARES	COST	VALUE ¶

Public Storage, Series A	40,000	$977,346	$1,026,400
Public Storage, Series F	38,000	900,600	976,600
Public Storage, Series T	14,000	368,900	372,680
Realty Income, Series E	37,600	812,160	963,312
Regency Centers, Series E	39,200	791,840	994,700
Regency Centers, Series F	130,936	3,420,875	3,528,725
Senior Housing Properties Trust	37,000	888,000	903,170
Vornado Realty Trust, Series K	180,000	4,455,000	4,494,600
Weingarten Realty Investors, Series E	45,311	1,155,430	1,159,962
Weingarten Realty Investors, Series F	135,800	3,348,836	3,462,900

Total Preferred Stocks		54,842,955	58,180,723

Total Unaffiliated Investments		238,383,283	227,843,613

Short-Term Investment — 1.0%
First American Prime Obligations Fund, Class Z, 0.06% W	1,656,021	1,656,021	1,656,021

Total Investments ▲ — 140.5%		$240,039,304	$229,499,634

Other Assets and Liabilities, Net — (40.5)%			(66,172,635)

Total Net Assets — 100.0%			$163,326,999

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2012, the total fair value of these securities was $120,303,257 or 73.7% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2012. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2012. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2012.

§	Loan has matured or will mature in the next couple of months. The fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

ß	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company. On August 31, 2012, securities valued at $42,587,791 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$16,700,000	4.25%	$2,039

*	Interest rate as of August 31, 2012. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 2.50% subject to a “floor” interest rate of 4.25% and reset monthly.

Description of collateral:

Whole Loans

Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17, $1,040,939 par

Hickman Road, Clive, IA, 6.78%, 1/1/13, $5,500,000 par

Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13, $1,366,227 par

Oyster Point Office Park, Newport News, VA, 5.93%, 2/1/13, $11,831,854 par

PennMont Office Plaza, Albuquerque, NM, 5.88%, 4/1/14, $1,406,043 par

Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17, $1,718,033 par

Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17, $6,685,604 par

Station Square, Pompano Beach, FL, 6.33%, 2/1/14, $11,936,999 par

Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14, $1,220,273 par

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	25

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio II (BSP)

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On August 31, 2012, securities valued at $66,795,476 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$16,000,000	1.14%	$506

*	Interest rate as of August 31, 2012. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Corporate Bonds

Bank of America, Series MTN, 5.00%, 5/13/21, $1,800,000 par

Citigroup, 4.50%, 1/14/22, $1,800,000 par

Goldman Sachs Group, 6.00%, 6/15/20, $1,750,000 par

Morgan Stanley, 5.50%, 7/28/21, $1,950,000 par

Hospitality Properties Trust, 5.00%, 8/15/22, $800,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 95,873 shares

BRE Properties, Series D, 7,450 shares

CommonWealth REIT, Series E, 151,500 shares

Developers Diversified Realty, Series H, 6,600 shares

Digital Realty, Series F, 155,754 shares

Duke Realty, Series J, 38,000 shares

Duke Realty, Series L, 74,260 shares

Equity Residential Properties, Series K, 30,000 shares

Health Care REIT, Series J, 176,000 shares

Hospitality Properties, Series C, 100,000 shares

Kimco Realty, Series G, 39,300 shares

Kimco Realty, Series J, 90,000 shares

National Retail Properties, Series D, 177,437 shares

ProLogis, Series L, 84,100 shares

ProLogis, Series M, 14,360 shares

ProLogis, Series O, 13,459 shares

ProLogis, Series R, 48,120 shares

ProLogis, Series S, 11,700 shares

PS Business Parks, Series P, 11,650 shares

PS Business Parks, Series S, 48,000 shares

PS Business Parks, Series T, 120,542 shares

Public Storage, Series A, 40,000 shares

Public Storage, Series F, 38,000 shares

Public Storage, Series T, 14,000 shares

Realty Income, Series E, 37,600 shares

Regency Centers, Series E, 39,200 shares

Regency Centers, Series F, 130,936 shares

Senior Housing Properties Trust, , 37,000 shares

Vornado Realty Trust, Series K, 180,000 shares

Weingarten Realty Investors, Series E, 45,311 shares

Weingarten Realty Investors, Series F, 135,800 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2012, securities valued at $40,744,880 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$12,659,000	8/14/12	0.39%	9/13/12	$2,469	(1)
21,493,000	8/17/12	1.24%	9/18/12	11,105	(2)

$34,152,000				$13,574

*	Interest rate as of August 31, 2012. Rate is based on one-month LIBOR plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

26	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

Name of broker and description of collateral:
(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $886,381 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $77,931 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $1,707,477 par

Federal Home Loan Mortgage Corporation, 3.50%, 6/1/42, $2,383,456 par

Federal National Mortgage Association, 6.00%, 10/1/16, $60,311 par

Federal National Mortgage Association, 5.50%, 6/1/17, $77,005 par

Federal National Mortgage Association, 5.00%, 9/1/17, $117,464 par

Federal National Mortgage Association, 5.00%, 11/1/17, $172,580 par

Federal National Mortgage Association, 6.50%, 6/1/29, $377,865 par

Federal National Mortgage Association, 7.50%, 5/1/30, $61,343 par

Federal National Mortgage Association, 8.00%, 5/1/30, $24,909 par

Federal National Mortgage Association, 8.00%, 6/1/30, $80,899 par

Federal National Mortgage Association, 5.00%, 11/1/33, $3,961,259 par

Federal National Mortgage Association, 5.00%, 7/1/39, $2,323,147 par

(2)	JP Morgan:

Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $8,060,000 par

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45, $10,000,000 par

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44, $5,950,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2012.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2012. See note 2 in Notes to Financial Statements.

▲	On August 31, 2012, the cost of investments for federal income tax purposes was $240,094,372. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation......	$12,615,033
Gross unrealized depreciation......	(23,209,771)

Net unrealized depreciation......	$(10,594,738)

REIT–Real Estate Investment Trust

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	27

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 67.2%
Commercial Loans — 41.7%
150 North Pantano I, Tucson, AZ, 5.90%, 8/1/14 ¿	1/4/05	$3,525,000	$3,525,000	$2,132,625
150 North Pantano II, Tucson, AZ, 14.88%, 8/1/14 ¿	1/4/05	440,000	440,259	209,673
8324 East Hartford Drive I, Scottsdale, AZ, 4.90%, 5/1/20	4/8/04	3,220,015	3,369,044	3,220,015
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 § ¿	12/18/02	4,959,112	5,361,094	3,000,263
Allegiance Health, Jackson, MI, 5.88%, 1/1/21 ß	12/28/10	8,341,778	8,341,778	8,758,867
Alliant University, Fresno, CA, 5.40%, 8/1/13 ß	7/12/06	2,682,926	2,682,926	2,682,926
Biltmore Lakes Corporate Center, Phoenix, AZ, 4.88%, 9/1/14	8/2/04	1,699,365	1,699,365	1,134,824
Jilly’s American Grill, Scottsdale, AZ, 6.38%, 3/1/17	8/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 3.43%, 8/1/14 ¿ r	7/26/06	11,135,604	11,135,604	6,737,040
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/14 ¿	7/26/06	1,389,396	1,389,396	643,785
NCH Commercial Pool I, Tucson, AZ, 11.93%, 4/1/10 § ¿	3/27/07	5,500,000	5,500,000	50,765
NCH Commercial Pool II, Phoenix, AZ, 11.93%, 8/1/14 ¿	12/4/07	14,000,000	14,130,215	8,470,000
Noah’s Ark Self Storage, San Antonio, TX, 6.48%, 9/1/11 §	8/24/07	2,350,000	2,350,000	2,063,317
North Austin Business Center, Austin, TX, 5.65%, 11/1/18 ß	10/29/04	3,495,285	3,495,285	3,670,049
Outlets at Casa Grande I, Casa Grande, AZ, 5.93%, 7/1/13	2/27/06	3,000,000	3,101,969	3,000,000
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17 ß	3/26/07	4,581,937	4,581,937	4,765,215
RealtiCorp Fund III, Orlando/Crystal River, FL, 5.93%, 7/1/14	2/28/06	3,972,755	3,972,755	3,972,755
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 § ¿	3/25/08	4,044,683	4,044,683	2,447,033
Spa Atlantis, Pompano Beach, FL, 7.43%, 8/1/14	9/30/05	11,000,000	11,000,000	11,000,000
Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15 ß	8/25/04	3,204,207	3,204,207	3,204,207

			95,135,517	72,973,359

Multifamily Loans — 25.5%
Avalon Hills I, Omaha, NE, 6.93%, 9/1/13 ß	3/1/07	10,720,000	10,720,000	10,720,000
Avalon Hills II, Omaha, NE, 9.88%, 9/1/13 S	3/1/07	2,448,800	2,448,800	2,007,286
Chateau Club Apartments I, Athens, GA, 6.43%, 12/1/12 ¿	12/20/07	6,000,000	6,000,000	3,630,000
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/12 S	12/20/07	2,991,624	2,991,624	1,059,837
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 ß	8/29/03	2,315,971	2,315,971	2,339,131
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/17 ß	8/26/04	2,422,716	2,423,647	2,422,716
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/17	8/26/04	475,511	475,511	475,511
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 ß	12/24/03	881,297	881,297	890,110
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	6,131	6,131	5,648
Good Haven Apartments, Dallas, TX, 0.00%, 8/1/17 °	8/24/04	2,350,000	2,350,000	2,228,054
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	639,651	639,651	646,048
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	6,131	6,131	5,648
Montevista Apartments, Fort Worth, TX, 7.43%, 3/1/17	8/30/07	7,308,000	7,308,000	6,702,898
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 8/1/14 ¿	10/17/06	4,993,450	4,993,450	873,679
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	598,060	598,060	604,041
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	6,131	6,131	5,648
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 § ß	1/17/07	3,328,000	3,328,000	3,328,000
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 § ¿	1/17/07	416,000	416,000	226,869
RiverPark Land Lot III, Oxnard, CA, 4.90%, 10/1/12 §	10/9/07	3,650,000	3,650,000	3,054,148
Villas of Woodgate, Lansing, MI, 6.40%, 8/1/12 § ß	2/1/07	3,410,267	3,410,267	3,410,267

			54,968,671	44,635,539

Total Whole Loans			150,104,188	117,608,898

Private Mortgage-Backed Security ¥ Ä — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	35,893	25,841	—

The accompanying notes are an integral part of the financial statements.

28	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

Corporate Notes ¥ — 9.2%
Fixed Rate — 9.2%
Sarofim Brookhaven, 7.50%, 1/1/13	12/21/07	$7,040,375	$7,040,375	$7,040,375
Stratus Properties IV, 8.75%, 6/30/13	12/1/06	7,000,000	7,000,000	7,070,000
Stratus Properties VI, 8.75%, 12/31/12	6/1/07	2,000,000	2,000,000	2,000,000

Total Corporate Notes			16,040,375	16,110,375

Corporate Bonds — 9.4%
Banking ☒ — 5.2%
Bank of America, Series MTN, 5.00%, 5/13/21		1,970,000	2,011,175	2,117,435
Citigroup, 4.50%, 1/14/22		1,960,000	2,011,125	2,071,522
Goldman Sachs Group, 6.00%, 6/15/20		1,920,000	2,030,533	2,148,163
Morgan Stanley, 5.50%, 7/28/21		2,700,000	2,636,543	2,768,151

			8,689,376	9,105,271

Real Estate Investment Trusts — 4.2%
Digital Realty Trust LP, 5.88%, 2/1/20		2,536,000	2,799,198	2,879,334
Mack-Cali Realty LP, 7.75%, 8/15/19		1,775,000	2,179,082	2,179,515
Vornado Realty LP, 5.00%, 1/15/22		2,125,000	2,227,147	2,322,045

			7,205,427	7,380,894

Total Corporate Bonds			15,894,803	16,486,165

U.S. Government Agency Mortgage-Backed Securities — 9.4%
Fixed Rate — 9.4%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 a		886,381	898,264	962,642
9.00%, 7/1/30, #C40149 a		109,103	111,172	138,284
5.00%, 5/1/39, #G05430 a		2,345,210	2,401,781	2,543,666
3.50%, 6/1/42, #C09000		561,105	594,867	595,518
Federal National Mortgage Association,
6.00%, 10/1/16, #607030 a		60,311	60,432	64,375
5.50%, 2/1/17, #623874 a		98,291	98,200	106,809
5.50%, 6/1/17, #648508 a		77,005	77,162	83,920
5.00%, 9/1/17, #254486 a		117,463	117,595	127,955
5.00%, 11/1/17, #657356 a		172,580	172,970	187,995
6.50%, 6/1/29, #252497 a		264,506	263,250	310,925
7.50%, 5/1/30, #535289 a		61,343	59,874	75,115
8.00%, 5/1/30, #538266 a		24,909	24,685	26,201
8.00%, 6/1/30, #253347 a		72,809	72,152	90,540
5.00%, 12/1/35, #995317 a		3,482,965	3,580,742	3,835,421
5.00%, 7/1/39, #935512 a		1,444,402	1,470,857	1,577,477
5.00%, 7/1/39, #AA9716 a		5,269,126	5,403,313	5,754,581

Total U.S. Government Agency Mortgage-Backed Securities			15,407,316	16,481,424

Commercial Mortgage-Backed Securities r a — 5.0%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45		6,400,000	4,267,641	6,887,866
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.33%, 4/15/41		1,500,000	1,058,449	1,805,242

Total Commercial Mortgage-Backed Securities			5,326,090	8,693,108

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	29

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	VALUE ¶

Preferred Stocks — 35.5%
Real Estate Investment Trusts — 35.5%
Alexandria Real Estate Equities, Series E ☒	145,780	$3,671,023	$3,903,988
BRE Properties, Series D ☒	5,250	104,318	134,290
CommonWealth REIT, Series E ☒	48,760	1,190,544	1,291,116
Digital Realty, Series E ☒	11,571	298,664	319,927
Digital Realty, Series F ☒	164,026	4,108,851	4,354,890
Duke Realty, Series J ☒	56,556	1,203,278	1,429,809
Duke Realty, Series L ☒	13,000	325,650	329,147
Duke Realty, Series O ☒	79,383	2,029,418	2,090,948
Health Care REIT, Series J ☒	137,600	3,635,599	3,715,200
Hospitality Properties, Series C ☒	50,000	1,250,230	1,259,375
Hospitality Properties, Series D ☒	121,212	2,999,997	3,309,088
Kimco Realty, Series G ß	114,700	2,796,559	2,915,674
Kimco Realty, Series J	6,891	170,070	170,483
National Retail Properties, Series D ☒	187,423	4,691,007	4,976,081
ProLogis, Series L ☒	161,320	3,718,236	4,083,413
ProLogis, Series O ☒	9,613	240,325	245,132
ProLogis, Series S ☒	8,300	174,300	211,733
PS Business Parks, Series P ☒	61,700	1,501,114	1,575,281
PS Business Parks, Series S	16,800	450,240	455,767
PS Business Parks, Series T ☒	116,500	2,927,812	3,017,350
Public Storage, Series A ☒	38,000	921,909	975,080
Public Storage, Series T	52,000	1,370,200	1,384,240
Public Storage, Series X ß	74,000	1,786,319	1,900,320
Public Storage, Series Z ☒	30,000	746,643	771,870
Realty Income, Series E ☒	36,520	824,632	935,643
Realty Income, Series F ☒	14,500	370,475	394,835
Regency Centers, Series F ☒	188,317	4,900,134	5,075,143
Senior Housing Properties Trust	50,000	1,200,000	1,220,500
Vornado Realty, Series F ☒	7,800	164,970	201,232
Vornado Realty, Series H ☒	163,000	2,771,000	4,171,170
Weingarten Realty Investors, Series D ☒	79,170	1,757,574	2,015,668
Weingarten Realty Investors, Series F ☒	131,000	2,907,400	3,340,500

Total Preferred Stocks		57,208,491	62,174,893

Total Unaffiliated Investments		260,007,104	237,554,863

Real Estate Owned ¥ ● — 1.5%
Memphis Medical Building, Memphis, TN		2,742,922	2,571,250

Short-Term Investment — 3.8%
First American Prime Obligations Fund, Class Z, 0.06% W	6,723,437	6,723,437	6,723,437

Total Investments ▲ — 141.0%		$269,473,463	$246,849,550

Other Assets and Liabilities, Net — (41.0)%			(71,769,234)

Total Net Assets — 100.0%			$175,080,316

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2012, the total fair value of these securities was $136,290,523 or 77.8% of total net assets. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2012. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2012.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

§	Loan has matured or will mature in the next couple of months. The fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

ß	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company. On August 31, 2012, securities valued at $51,007,482 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$22,750,000	4.25%	$2,778

*	Interest rate as of August 31, 2012. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 2.50% subject to a “floor” interest rate of 4.25% and reset monthly.

Description of collateral:

Whole Loans

Allegiance Health, Jackson, MI, 5.88%, 1/1/21, $8,341,778 par

Alliant University, Fresno, CA, 5.40%, 8/1/13, $2,682,926 par

Avalon Hills I, Omaha, NE, 6.93%, 9/1/13, $10,720,000 par

Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13, $2,315,972 par

El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/17, $2,422,716 par

Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14, $881,297 par

North Austin Business Center, Austin, TX, 5.65%, 11/1/18, $3,495,285 par

Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17, $4,581,937 par

Plantation Pines I, Tyler, TX, 6.59%, 2/1/10, $3,328,000 par

Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15, $3,204,207 par

Villas of Woodgate, Lansing, MI, 6.40%, 8/1/12, $3,410,267 par

Preferred Stocks

Kimco Realty, Series G, 114,700 shares

Public Storage, Series X, 74,000 shares

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2012.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

°	Interest rate is 0.00% through 1/31/13; 4.00% starting 2/1/13 through 7/1/13; then 5.00% thereafter per the agreement.

Ä	Non-Income Producing Security – that is not considered to be in default of its original terms.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. See note 2 in Notes to Financial Statements. On August 31, 2012, securities valued at $63,233,180 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$28,100,000	1.14%	$889

*	Interest rate as of August 31, 2012. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Corporate Bonds

Bank of America, Series MTN, 5.00%, 5/13/21, $1,970,000 par

Citigroup, 4.50%, 1/14/22, $1,960,000 par

Goldman Sachs Group, 6.00%, 6/15/20, $1,920,000 par

Morgan Stanley, 5.50%, 7/28/21, $2,700,000 par

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	31

Schedule of Investments	August 31, 2012

American Strategic Income Portfolio III (CSP)

Preferred Stocks

Alexandria Real Estate Equities, Series E, 145,780 shares

BRE Properties, Series D, 5,250 shares

CommonWealth REIT, Series E, 48,760 shares

Digital Realty, Series E, 11,571 shares

Digital Realty, Series F, 164,026 shares

Duke Realty, Series J, 56,556 shares

Duke Realty, Series L, 13,000 shares

Duke Realty, Series O, 79,383 shares

Health Care REIT, Series J, 137,600 shares

Hospitality Properties, Series C, 50,000 shares

Hospitality Properties, Series D, 121,212 shares

National Retail Properties, Series D, 187,423 shares

ProLogis, Series L, 161,320 shares

ProLogis, Series O, 9,613 shares

ProLogis, Series S, 8,300 shares

PS Business Parks, Series P, 61,700 shares

PS Business Parks, Series T, 116,500 shares

Public Storage, Series A, 38,000 shares

Public Storage, Series Z, 30,000 shares

Realty Income, Series E, 36,520 shares

Realty Income, Series F, 14,500 shares

Regency Centers, Series F, 188,317 shares

Vornado Realty, Series F, 7,800 shares

Vornado Realty, Series H, 163,000 shares

Weingarten Realty Investors, Series D, 79,170 shares

Weingarten Realty Investors, Series F, 131,000 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2012, securities valued at $24,470,717 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$15,022,000	8/14/12	0.39%	9/13/12	$2,929	(1)
5,580,000	8/17/12	1.24%	9/18/12	2,883	(2)
1,594,000	8/24/12	1.59%	9/24/12	563	(3)

$22,196,000				$6,375

*	Interest rate as of August 31, 2012. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $786,663 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $109,103 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $2,345,210 par

Federal National Mortgage Association, 6.00%, 10/1/16, $60,311 par

Federal National Mortgage Association, 5.50%, 2/1/17, $98,291 par

Federal National Mortgage Association, 5.50%, 6/1/17, $77,005 par

Federal National Mortgage Association, 5.00%, 9/1/17, $117,463 par

Federal National Mortgage Association, 5.00%, 11/1/17, $172,580 par

Federal National Mortgage Association, 6.50%, 6/1/29, $264,506 par

Federal National Mortgage Association, 7.50%, 5/1/30, $61,343 par

Federal National Mortgage Association, 8.00%, 5/1/30, $24,909 par

Federal National Mortgage Association, 8.00%, 6/1/30, $72,809 par

Federal National Mortgage Association, 5.00%, 12/1/35, $3,482,965 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,444,402 par

Federal National Mortgage Association, 5.00%, 7/1/39, $5,269,126 par

(2)	JP Morgan:

Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

(3)	Merrill Lynch, Pierce, Fenner & Smith Incorporated:

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.33%, 4/15/41, $1,500,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The accompanying notes are an integral part of the financial statements.

32	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

●	Real Estate Owned. See note 2 in the Notes to Financial Statements.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2012. See note 2 in Notes to Financial Statements.

▲	On August 31, 2012, the cost of investments for federal income tax purposes was $269,482,602. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation......	$10,879,233
Gross unrealized depreciation	(33,512,285)

Net unrealized depreciation......	$(22,633,052)

REIT–Real Estate Investment Trust

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	33

Schedule of Investments	August 31, 2012

American Select Portfolio (SLA)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 42.6%
Commercial Loans — 24.8%
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 §	10/31/06	$3,740,919	$3,740,919	$2,263,256
Clear Lake Central I, Webster, TX, 4.93%, 2/1/13	7/27/06	6,895,716	6,895,716	6,895,716
Gallery Row, Tucson, AZ, 11.88%, 10/1/11 § ¿	9/7/06	500,000	502,899	4,636
George Gee Hummer, Liberty Lake, WA, 6.38%, 1/1/14	6/30/05	2,125,000	2,125,000	1,862,607
George Gee Pontiac I, Liberty Lake, WA, 6.40%, 1/1/14	6/30/05	4,675,000	4,675,000	4,099,428
George Gee Pontiac II, Liberty Lake, WA, 6.38%, 1/1/14	9/14/06	750,000	750,000	657,391
George Gee Porsche, Liberty Lake, WA, 6.38%, 1/1/14	9/14/06	2,500,000	2,500,000	2,191,302
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/14 ¿	7/18/07	3,520,000	3,520,000	2,129,600
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17	5/23/07	2,171,456	2,171,456	2,193,171
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 2.93%, 11/1/12	10/12/07	7,272,727	7,272,727	4,400,000
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17	6/28/07	4,775,123	4,775,123	5,013,879

			38,928,840	31,710,986

Multifamily Loans — 17.8%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15	8/11/03	4,020,976	4,020,976	4,222,025
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	170,190	170,190	176,850
Highland House Apartments, Dallas, TX, 6.55%, 10/1/13	9/10/07	2,647,243	2,647,243	2,647,243
Keystone Crossings, Springdale, AZ, 8.15%, 7/5/16	6/27/07	4,875,000	4,875,000	4,080,390
NCH Multifamily Pool II, Oklahoma City, OK, 11.93%, 8/1/14 ¿	10/1/07	5,400,000	5,514,335	3,267,000
RP Urban Partners Lot 17, Oxnard, CA, 4.90%, 10/1/12 §	3/1/10	2,500,000	2,500,000	2,091,882
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13	6/5/03	6,319,294	6,319,294	6,319,294

			26,047,038	22,804,684

Total Whole Loans			64,975,878	54,515,670

Corporate Notes ¥ — 13.1%
Fixed Rate — 13.1%
Sarofim Northwest, 7.50%, 1/1/13	12/21/07	8,181,250	8,181,250	8,181,250
Stratus Properties I, 8.75%, 12/31/14	12/28/00	5,000,000	5,000,000	5,100,000
Stratus Properties VII, 8.75%, 12/31/12	6/1/07	3,500,000	3,500,000	3,500,000

Total Corporate Notes			16,681,250	16,781,250

Corporate Bonds — 15.2%
Banking — 11.3%
Bank of America, Series MTN, 5.00%, 5/13/21		3,245,000	3,337,679	3,487,856
Citigroup, 4.50%, 1/14/22		3,260,000	3,374,160	3,445,491
Goldman Sachs Group, 6.00%, 6/15/20		3,380,000	3,651,660	3,781,662
Morgan Stanley, 5.50%, 7/28/21		3,615,000	3,554,286	3,706,246

			13,917,785	14,421,255

Real Estate Investment Trusts — 3.9%
Digital Realty Trust LP, 5.88%, 2/1/20		1,000,000	1,103,785	1,135,384
Hospitality Properties Trust, 5.00%, 8/15/22		1,950,000	1,967,227	1,999,826
Mack-Cali Realty LP, 7.75%, 8/15/19		725,000	890,048	890,225
Vornado Realty LP, 5.00%, 1/15/22		875,000	917,060	956,136

			4,878,120	4,981,571

Total Corporate Bonds			18,795,905	19,402,826

The accompanying notes are an integral part of the financial statements.

34	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Select Portfolio (SLA)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

U.S. Government Agency Mortgage-Backed Securities a — 17.1%
Fixed Rate — 17.1%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	$498,589	$505,273	$541,486
7.50%, 12/1/29, #C00896	119,384	117,802	146,057
5.00%, 5/1/39, #G05430	1,172,605	1,200,890	1,271,833
Federal National Mortgage Association,
5.00%, 11/1/17, #657356	172,580	172,970	187,995
6.50%, 6/1/29, #252497	340,079	338,464	399,761
7.50%, 5/1/30, #535289	34,079	33,263	41,731
8.00%, 5/1/30, #538266	13,838	13,714	14,556
5.00%, 11/1/33, #725027	1,461,036	1,490,239	1,608,884
5.00%, 7/1/39, #935588	1,350,205	1,376,289	1,474,602
4.50%, 3/1/40, #932669	1,838,947	1,855,948	1,989,983
4.00%, 12/1/40, #MA0583	1,974,597	1,994,714	2,119,477
3.50%, 2/1/41, #AE0828	2,560,509	2,654,559	2,716,088
3.50%, 3/1/41, #AE0981	3,619,902	3,760,386	3,839,852
3.50%, 2/1/42, #AB4514	2,623,195	2,679,829	2,782,583
3.50%, 4/1/42, #MA1027	2,509,529	2,601,498	2,662,108

Total U.S. Government Agency Mortgage-Backed Securities		20,795,838	21,796,996

Commercial Mortgage-Backed Securities — 15.4%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45 a r	6,400,000	4,267,640	6,887,866
Bear Stearns Commercial Mortgage Securities,
5.89%, 9/11/38, Series 2006-PW12, Class A4 a r	2,100,000	1,574,586	2,415,107
5.74%, 9/11/42, Series 2007-T28, Class A4	1,456,221	1,058,045	1,726,768
5.69%, 6/11/50, Series 2007-PW17, Class A4 a	3,315,000	2,979,014	3,876,889
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 r	2,000,000	1,856,969	2,353,290
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.33%, 4/15/41 a r	2,000,000	1,440,869	2,406,990

Total Commercial Mortgage-Backed Securities		13,177,123	19,666,910

Preferred Stocks — 35.4%
Real Estate Investment Trusts — 35.4%
Alexandria Real Estate Equities, Series E ☒	140,000	3,527,400	3,749,200
BRE Properties, Series D ☒	28,600	675,354	731,559
CommonWealth REIT, Series E ☒	80,700	2,065,155	2,136,855
Developers Diversified Realty, Series H ☒	23,820	412,021	601,693
Digital Realty, Series E ☒	140,000	3,500,000	3,870,860
Duke Realty, Series J	630	15,120	15,927
Duke Realty, Series K ☒	35,000	836,500	884,100
Duke Realty, Series L ☒	17,270	330,202	437,259
Duke Realty, Series O ☒	40,000	944,000	1,053,600
Equity Residential Properties, Series K ☒	18,000	991,800	1,252,125
Health Care REIT, Series J ☒	85,020	2,181,021	2,295,540
Hospitality Properties, Series C ☒	112,584	2,757,238	2,835,710
Kimco Realty, Series G ☒	136,000	3,386,944	3,457,120
National Retail Properties, Series D ☒	127,785	3,204,476	3,392,692
ProLogis, Series L ☒	114,820	2,167,595	2,906,381
ProLogis, Series M ☒	18,700	460,785	474,419
ProLogis, Series O ☒	10,228	255,700	260,814
ProLogis, Series R ☒	5,000	105,000	128,282
ProLogis, Series S ☒	7,400	155,400	188,774

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	35

Schedule of Investments	August 31, 2012

American Select Portfolio (SLA)

DESCRIPTION	SHARES	COST	VALUE ¶

PS Business Parks, Series P ☒	29,431	$696,599	$751,412
PS Business Parks, Series S	48,000	1,276,800	1,302,192
PS Business Parks, Series T ☒	37,000	926,850	958,300
Public Storage, Series Q ☒	16,000	402,880	460,320
Public Storage, Series R ☒	25,000	627,000	690,725
Realty Income, Series E ☒	78,820	1,895,012	2,019,368
Regency Centers, Series E ☒	46,170	1,032,215	1,171,564
Regency Centers, Series 6 ☒	10,326	268,370	278,286
Vornado Realty, Series G ☒	40,000	998,000	1,030,400
Vornado Realty, Series H ☒	68,000	1,547,000	1,740,120
Vornado Realty, Series I ☒	24,000	596,400	613,680
Weingarten Realty Investors, Series D ☒	9,000	207,000	229,140
Weingarten Realty Investors, Series E ☒	130,000	3,201,900	3,328,000

Total Preferred Stocks		41,647,737	45,246,417

Total Unaffiliated Investments		176,073,731	177,410,069

Short-Term Investment — 1.6%
First American Prime Obligations Fund, Class Z, 0.06% W	2,082,052	2,082,052	2,082,052

Total Investments ▲ — 140.4%		$178,155,783	$179,492,121

Other Assets and Liabilities, Net — (40.4)%			(51,650,254)

Total Net Assets — 100.0%			$127,841,867

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2012, the total fair value of these securities was $71,296,920 or 55.8% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2012. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

§	Loan has matured or will mature in the next couple of months. The fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2012.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2012, securities valued at $37,383,848 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$19,413,000	8/14/12	0.39%	9/13/12	$3,785	(1)
5,580,000	8/17/12	1.24%	9/18/12	2,883	(2)
7,741,000	8/24/12	1.59%	9/24/12	2,735	(3)

$32,734,000				$9,403

*	Interest rate as of August 31, 2012. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

36	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Select Portfolio (SLA)

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $498,589 par

Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $119,384 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $1,172,605 par

Federal National Mortgage Association, 5.00%, 11/1/17, $172,580 par

Federal National Mortgage Association, 6.50%, 6/1/29, $340,079 par

Federal National Mortgage Association, 7.50%, 5/1/30, $34,079 par

Federal National Mortgage Association, 8.00%, 5/1/30, $13,838 par

Federal National Mortgage Association, 5.00%, 11/1/33, $1,461,036 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,350,205 par

Federal National Mortgage Association, 4.50%, 3/1/40, $1,838,947 par

Federal National Mortgage Association, 4.00%, 12/1/40, $1,974,597 par

Federal National Mortgage Association, 3.50%, 2/1/41, $2,560,509 par

Federal National Mortgage Association, 3.50%, 3/1/41, $3,619,902 par

Federal National Mortgage Association, 3.50%, 2/1/42, $2,623,195 par

Federal National Mortgage Association, 3.50%, 4/1/42, $2,509,529 par

(2)	JP Morgan:

Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

(3)	Merrill Lynch, Pierce, Fenner & Smith Incorporated:

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.89%, 9/11/38, $2,100,000 par

Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50, $3,315,000 par

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.33%, 4/15/41, $2,000,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2012.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. See note 2 in Notes to Financial Statements. On August 31, 2012, securities valued at $43,928,298 were pledged as collateral for the following outstanding borrowings:

Amount	Rate *	Accrued Interest
$19,500,000	1.14%	$617

*	Interest rate as of August 31, 2012. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Preferred Stocks

Alexandria Real Estate Equities, Series E, 140,000 shares

BRE Properties, Series D, 28,600 shares

CommonWealth REIT, Series E, 80,700 shares

Developers Diversified Realty, Series H, 23,820 shares

Digital Realty, Series E, 140,000 shares

Duke Realty, Series K, 35,000 shares

Duke Realty, Series L, 17,270 shares

Duke Realty, Series O, 40,000 shares

Equity Residential Properties, Series K, 18,000 shares

Health Care REIT, Series J, 85,020 shares

Hospitality Properties, Series C, 112,584 shares

Kimco Realty, Series G, 136,000 shares

National Retail Properties, Series D, 127,785 shares

ProLogis, Series L, 114,820 shares

ProLogis, Series M, 18,700 shares

ProLogis, Series O, 10,228 shares

ProLogis, Series R, 5,000 shares

ProLogis, Series S, 7,400 shares

PS Business Parks, Series P, 29,431 shares

PS Business Parks, Series T, 37,000 shares

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	37

Schedule of Investments	August 31, 2012

American Select Portfolio (SLA)

Public Storage, Series Q, 16,000 shares

Public Storage, Series R, 25,000 shares

Realty Income, Series E, 78,820 shares

Regency Centers, Series E, 46,170 shares

Regency Centers, Series 6, 10,326 shares

Vornado Realty, Series G, 40,000 shares

Vornado Realty, Series H, 68,000 shares

Vornado Realty, Series I, 24,000 shares

Weingarten Realty Investors, Series D, 9,000 shares

Weingarten Realty Investors, Series E, 130,000 shares

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2012.

▲	On August 31, 2012, the cost of investments for federal income tax purposes was $178,161,927. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation......	$12,258,582
Gross unrealized depreciation	(10,928,388)

Net unrealized appreciation......	$1,330,194

REIT–Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

38	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

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FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	39

Statements of Assets and Liabilities	August 31, 2012

	ASP	BSP	CSP	SLA
Assets:
Unaffiliated investments, at fair value (Cost: $68,819,391, $238,383,283, $260,007,104, $176,073,731) (note 2)	$75,398,854	$227,843,613	$237,554,863	$177,410,069
Affiliated money market fund, at fair value (Cost: $1,090,506, $1,656,021, $6,723,437, $2,082,052) (note 3)	1,090,506	1,656,021	6,723,437	2,082,052
Real estate owned, at fair value (Cost: $—, $—, $2,742,922, $—) (note 2)	—	—	2,571,250	—
Receivable for real estate owned	—	—	415,000	—
Receivable for accrued dividends and interest	335,169	876,469	1,088,832	725,884
Receivable for accrued dividends in affiliated money market fund	65	103	405	125
Prepaid expenses and other assets	31,988	58,833	151,196	33,077

Total assets	76,856,582	230,435,039	248,504,983	180,251,207

Liabilities:
Payable for investments purchased	—	—	170,070	—
Payable under loan agreement (note 2)	8,500,000	32,700,000	50,850,000	19,500,000
Payable for reverse repurchase agreements (note 2)	13,109,000	34,152,000	22,196,000	32,734,000
Bank overdraft	39,218	52,759	35,953	29,245
Payable for investment advisory fees	14,064	59,201	56,302	53,268
Payable for administrative fees	11,619	34,216	36,322	26,634
Payable for audit fees	37,774	37,775	37,774	37,774
Payable for legal fees	15,368	15,297	13,620	10,015
Payable for transfer agent fees	5,283	3,823	2,289	2,557
Payable for interest expense	3,415	16,119	10,042	10,020
Payable for other expenses	9,093	36,850	16,295	5,827

Total liabilities	21,744,834	67,108,040	73,424,667	52,409,340

Net assets applicable to outstanding capital stock	$55,111,748	$163,326,999	$175,080,316	$127,841,867

Composition of net assets:
Capital stock and additional paid-in capital	$48,539,820	$187,195,171	$235,393,361	$129,145,021
Distribution in excess of net investment income	(5,185)	(51,112)	(1,907,654)	(570,180)
Accumulated net realized gain (loss) on investments	(2,350)	(13,277,390)	(35,781,478)	(2,069,312)
Net unrealized appreciation (depreciation) of investments	6,579,463	(10,539,670)	(22,452,241)	1,336,338
Net unrealized appreciation (depreciation) of real estate owned	—	—	(171,672)	—

Total–representing net assets applicable to capital stock	$55,111,748	$163,326,999	$175,080,316	$127,841,867

Net asset value and market price of capital stock:
Net assets applicable to capital stock	$55,111,748	$163,326,999	$175,080,316	$127,841,867
Shares outstanding (authorized 1 billion shares of each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$13.02	$10.22	$8.20	$11.99
Market price per share	$12.09	$8.81	$7.35	$10.91

The accompanying notes are an integral part of the financial statements.

40	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Statements of Operations	For the year ended August 31, 2012

	ASP	BSP	CSP	SLA
Investment Income:
Interest from unaffiliated investments	$3,380,076	$10,356,436	$9,544,543	$7,769,419
Dividends from unaffiliated investments	1,225,835	2,742,700	3,397,930	2,879,251
Participating income from investments no longer held (note 2)	—	—	468,055	233,439
Dividends from affiliated money market fund	739	1,589	1,801	1,764
Net operating income (loss) from real estate owned (note 2)	—	(186,606)	469,485	—

Total investment income	4,606,650	12,914,119	13,881,814	10,883,873

Expenses (note 3):
Investment advisory fees	306,453	837,034	905,269	618,777
Interest expense	181,416	1,369,853	1,737,529	989,462
Administration fees	133,676	395,123	433,721	309,388
Custodian fees	10,683	31,568	34,614	24,687
Mortgage servicing fees	29,782	99,111	97,374	72,367
Legal fees	49,308	49,308	49,308	49,308
Audit fees	61,765	61,765	61,765	61,765
Postage and printing fees	13,121	37,847	46,474	22,651
Transfer agent fees	19,327	19,562	18,083	17,258
Listing fees	23,750	25,160	25,600	23,750
Directors’ fees	86,796	86,796	86,796	86,796
Insurance fees	38,141	38,906	38,548	38,546
Pricing fees	29,904	29,904	29,903	29,904
Proxy fees	16,603	47,051	57,279	37,469
Other expenses	32,362	30,636	43,303	30,053

Total expenses	1,033,087	3,159,624	3,665,556	2,412,181

Less: Fee reimbursements (note 3)	(1,059)	(2,458)	(2,402)	(2,785)

Total net expenses	1,032,028	3,157,166	3,663,164	2,409,396

Net investment income	3,574,622	9,756,953	10,218,650	8,474,477

Net realized and unrealized gains (losses) on investments and real estate owned (notes 2 and 4):
Net realized gain (loss) on investments	845,219	(2,633,961)	(14,369,005)	1,787,965
Net realized loss on real estate owned	—	(1,687,092)	(2,463,001)	—
Net change in unrealized appreciation or depreciation of investments	1,776,813	8,247,656	12,723,331	3,565,774
Net change in unrealized appreciation or depreciation of real estate owned	—	—	(450,729)	—

Net gain (loss) on investments	2,622,032	3,926,603	(4,559,404)	5,353,739

Net increase in net assets resulting from operations	$6,196,654	$13,683,556	$5,659,246	$13,828,216

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	41

Statements of Changes in Net Assets

	ASP		BSP
	Year Ended 8/31/12	Year Ended 8/31/11	Year Ended 8/31/12	Year Ended 8/31/11
Operations:
Net investment income	$3,574,622	$3,266,470	$9,756,953	$9,361,329
Net realized gain (loss) on investments	845,219	320,539	(2,633,961)	845,001
Net realized loss on real estate owned	—	—	(1,687,092)	—
Net change in unrealized appreciation or depreciation of investments	1,776,813	(1,874,130)	8,247,656	(5,386,649)
Net change in unrealized appreciation or depreciation of real estate owned	—	—	—	—

Net increase (decrease) in net assets resulting from operations	6,196,654	1,712,879	13,683,556	4,819,681

Distributions to shareholders (note 2):
From net investment income	(3,820,469)	(3,629,236)	(9,971,906)	(9,244,577)
From return of capital	—	(1,623,538)	—	(8,864,072)

Total distributions	(3,820,469)	(5,252,774)	(9,971,906)	(18,108,649)

Total increase (decrease) in net assets	2,376,185	(3,539,895)	3,711,650	(13,288,968)

Net assets at beginning of period	52,735,563	56,275,458	159,615,349	172,904,317

Net assets at end of period	$55,111,748	$52,735,563	$163,326,999	$159,615,349

Distributions in excess of net investment income	$(5,185)	$(5,185)	$(51,112)	$(182,687)

A portion of the net change in unrealized appreciation or depreciation of investments for Memphis Medical Building real estate owned property in CSP has been reclassified for the fiscal year ended August 31, 2011.

The accompanying notes are an integral part of the financial statements.

42	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

CSP		SLA
Year Ended 8/31/12	Year Ended 8/31/11	Year Ended 8/31/12	Year Ended 8/31/11

$10,218,650	$9,591,002	$8,474,477	$8,330,304
(14,369,005)	(4,313,944)	1,787,965	532,908
(2,463,001)	—	—	—
12,723,331	(416,981)	3,565,774	(1,615,899)
(450,729)	1,782,906	—	—

5,659,246	6,642,983	13,828,216	7,247,313

(8,020,499)	(9,591,804)	(8,972,238)	(8,887,664)
(2,604,124)	(13,216,429)	—	(4,226,836)

(10,624,623)	(22,808,233)	(8,972,238)	(13,114,500)

(4,965,377)	(16,165,250)	4,855,978	(5,867,187)

180,045,693	196,210,943	122,985,889	128,853,076

$175,080,316	$180,045,693	$127,841,867	$122,985,889

$(1,907,654)	$(2,138,976)	$(570,180)	$(570,180)

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	43

Statements of Cash Flows	For the year ended August 31, 2012

	ASP	BSP	CSP	SLA
Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,196,654	$13,683,556	$5,659,246	$13,828,216
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(15,639,344)	(68,998,366)	(127,685,497)	(75,965,422)
Proceeds from paydowns and sales of investments and real estate owned	12,922,327	73,050,588	138,637,230	77,941,088
Net purchases/sales of short-term investments	99,829	169,351	(4,737,410)	(420,132)
Net amortization/accretion of bond discount and premium	(98,186)	(130,367)	(38,270)	(107,686)
Net change in unrealized appreciation or depreciation of investments	(1,776,813)	(8,247,656)	(12,723,331)	(3,489,484)
Net change in unrealized appreciation or depreciation of real estate owned	—	—	450,729	—
Net realized gain (loss) on investments	(845,219)	2,633,961	14,369,005	(1,851,787)
Net realized loss on real estate owned	—	1,687,092	2,463,001	—
Increase in receivable for real estate owned	—	—	(415,000)	—
Decrease in receivable for accrued interest and dividends	5,096	201,016	122,820	192,015
Decrease in prepaid expenses and other assets	141,031	45,666	636,466	245,207
Decrease in accrued fees and expenses	(11,899)	(35,681)	(38,574)	(56,899)

Net cash provided by operating activities	993,476	14,059,160	16,700,415	10,315,116

Cash flows from financing activities:
Net proceeds (payments) from borrowings under loan agreement	2,500,000	(2,000,000)	(1,150,000)	(7,900,000)
Net proceeds (payments) from reverse repurchase agreements	447,793	(2,031,637)	(5,022,125)	6,665,392
Distributions paid to shareholders	(3,820,469)	(9,971,906)	(10,624,623)	(8,972,238)

Net cash used in financing activities	(872,676)	(14,003,543)	(16,796,748)	(10,206,846)

Net increase (decrease) in cash	120,800	55,617	(96,333)	108,270
Cash (bank overdraft) at beginning of period	(160,018)	(108,376)	60,380	(137,515)

Bank overdraft at end of period	$(39,218)	$(52,759)	$(35,953)	$(29,245)

Supplemental disclosure of cash flow information:
Cash paid for interest	$191,503	$1,413,566	$1,764,504	$1,010,986

The accompanying notes are an integral part of the financial statements.

44	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

ASP

	Year Ended August 31,
	2012	2011	2010	2009	2008
Per-Share Data
Net asset value, beginning of period	$12.46	$13.30	$12.44	$11.72	$11.96

Operations:
Net investment income	0.84	0.79	0.85	0.81	0.80
Net realized and unrealized gain (losses) on investments	0.62	(0.39)	1.20	0.70	(0.26)

Total from operations	1.46	0.40	2.05	1.51	0.54

Distributions to shareholders:
From net investment income	(0.90)	(0.86)	(0.84)	(0.77)	(0.75)
From return of capital	—	(0.38)	(0.35)	(0.02)	(0.03)

Total distributions	(0.90)	(1.24)	(1.19)	(0.79)	(0.78)

Net asset value, end of period	$13.02	$12.46	$13.30	$12.44	$11.72

Market value, end of period	$12.09	$11.01	$13.00	$10.75	$9.75

Selected Information
Total return, net asset value [1]	12.27%	3.17%	17.33%	13.89%	4.62%
Total return, market value [2]	19.02%	(5.90)%	33.60%	20.61%	(8.00)%
Net assets at end of period (in millions)	$55	$53	$56	$53	$50
Ratio of expenses to average weekly net assets before fee reimbursements	1.93%	2.43%	2.43%	2.81%	3.07%
Ratio of expenses to average weekly net assets after fee reimbursements	1.93%	2.43%	2.43%	2.81%	3.06%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.59%	1.41%	1.29%	1.41%	1.33%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.69%	6.18%	6.65%	7.19%	6.70%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.69%	6.18%	6.65%	7.19%	6.71%
Portfolio turnover rate	18%	13%	6%	22%	18%
Amount of borrowings outstanding at end of period (in millions)	$22	$19	$16	$17	$16
Per-share amount of borrowings outstanding at end of period	$5.11	$4.41	$3.85	$4.13	$3.81
Per-share amount of net assets, excluding borrowings, at end of period	$18.13	$16.87	$17.15	$16.57	$15.53
Asset coverage ratio [3]	355%	383%	445%	401%	407%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	45

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

BSP

	Year Ended August 31,
	2012	2011	2010	2009	2008
Per-Share Data
Net asset value, beginning of period	$9.98	$10.82	$11.36	$11.51	$12.02

Operations:
Net investment income	0.61	0.59	0.64	0.78	0.74
Net realized and unrealized gain (losses) on investments and real estate owned	0.25	(0.30)	(0.02)	(0.20)	(0.46)

Total from operations	0.86	0.29	0.62	0.58	0.28

Distributions to shareholders:
From net investment income	(0.62)	(0.58)	(0.66)	(0.73)	(0.69)
From return of capital	—	(0.55)	(0.50)	—	(0.10)

Total distributions	(0.62)	(1.13)	(1.16)	(0.73)	(0.79)

Net asset value, end of period	$10.22	$9.98	$10.82	$11.36	$11.51

Market value, end of period	$8.81	$8.75	$10.14	$9.71	$9.80

Selected Information
Total return, net asset value [1]	9.08%	2.72%	5.64%	5.57%	2.25%
Total return, market value [2]	8.50%	(2.42)%	16.91%	8.04%	(6.80)%
Net assets at end of period (in millions)	$163	$160	$173	$182	$184
Ratio of expenses to average weekly net assets before fee reimbursements	2.00%	2.68%	2.56%	2.86%	2.95%
Ratio of expenses to average weekly net assets after fee reimbursements	2.00%	2.68%	2.56%	2.86%	2.95%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.13%	1.02%	0.96%	1.06%	0.98%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.18%	5.60%	5.74%	7.23%	6.19%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.18%	5.60%	5.74%	7.23%	6.19%
Portfolio turnover rate	31%	11%	9%	19%	43%
Amount of borrowings outstanding at end of period (in millions)	$67	$71	$77	$71	$63
Per-share amount of borrowings outstanding at end of period	$4.18	$4.44	$4.82	$4.44	$3.92
Per-share amount of net assets, excluding borrowings, at end of period	$14.40	$14.42	$15.64	$15.80	$15.43
Asset coverage ratio [3]	344%	325%	324%	356%	394%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

46	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

CSP

	Year Ended August 31,
	2012	2011	2010	2009	2008
Per-Share Data
Net asset value, beginning of period	$8.43	$9.19	$10.67	$11.24	$12.06

Operations:
Net investment income	0.48	0.46	0.43	0.73	0.87
Net realized and unrealized gain (losses) on investments and real estate owned	(0.21)	(0.15)	(0.86)	(0.53)	(0.72)

Total from operations	0.27	0.31	(0.43)	0.20	0.15

Distributions to shareholders:
From net investment income	(0.38)	(0.45)	(0.51)	(0.70)	(0.96)
From return of capital	(0.12)	(0.62)	(0.54)	(0.07)	(0.01)

Total distributions	(0.50)	(1.07)	(1.05)	(0.77)	(0.97)

Net asset value, end of period	$8.20	$8.43	$9.19	$10.67	$11.24

Market value, end of period	$7.35	$7.57	$8.67	$8.83	$9.77

Selected Information
Total return, net asset value [1]	3.38%	3.61%	(4.26)%	1.98%	1.17%
Total return, market value [2]	4.30%	0.26%	10.25%	(0.88)%	(5.78)%
Net assets at end of period (in millions)	$175	$180	$196	$228	$240
Ratio of expenses to average weekly net assets before fee reimbursements	2.11%	2.72%	2.52%	2.75%	2.80%
Ratio of expenses to average weekly net assets after fee reimbursements	2.11%	2.72%	2.52%	2.75%	2.80%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.11%	0.97%	0.90%	1.03%	1.00%
Ratio of net investment income to average weekly net assets before fee reimbursements	5.89%	5.23%	4.38%	6.92%	7.34%
Ratio of net investment income to average weekly net assets after fee reimbursements	5.89%	5.23%	4.38%	6.92%	7.34%
Portfolio turnover rate	52%	13%	10%	16%	5%
Amount of borrowings outstanding at end of period (in millions)	$73	$79	$88	$81	$77
Per-share amount of borrowings outstanding at end of period	$3.42	$3.71	$4.12	$3.78	$3.62
Per-share amount of net assets, excluding borrowings, at end of period	$11.62	$12.14	$13.31	$14.45	$14.86
Asset coverage ratio [3]	340%	327%	323%	383%	410%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	47

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

SLA

	Year Ended August 31,
	2012	2011	2010	2009	2008
Per-Share Data
Net asset value, beginning of period	$11.53	$12.09	$12.33	$12.42	$13.00

Operations:
Net investment income	0.80	0.79	0.78	0.87	0.92
Net realized and unrealized gain (losses) on investments	0.50	(0.12)	0.25	(0.09)	(0.61)

Total from operations	1.30	0.67	1.03	0.78	0.31

Distributions to shareholders:
From net investment income	(0.84)	(0.83)	(0.83)	(0.87)	(0.84)
From net realized gain on investments	—	—	—	(0.00)[4]	(0.05)
From return of capital	—	(0.40)	(0.44)	(0.00)[4]	—

Total distributions	(0.84)	(1.23)	(1.27)	(0.87)	(0.89)

Net asset value, end of period	$11.99	$11.53	$12.09	$12.33	$12.42

Market value, end of period	$10.91	$10.34	$12.18	$10.64	$10.64

Selected Information
Total return, net asset value [1]	11.82%	5.82%	8.73%	6.93%	2.44%
Total return, market value [2]	14.58%	(4.78)%	27.56%	9.94%	(7.06)%
Net assets at end of period (in millions)	$128	$123	$129	$131	$132
Ratio of expenses to average weekly net assets before fee reimbursements	1.95%	2.73%	2.75%	2.93%	3.14%
Ratio of expenses to average weekly net assets after fee reimbursements	1.95%	2.73%	2.75%	2.93%	3.14%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.15%	1.08%	1.02%	1.05%	1.02%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.86%	6.68%	6.33%	7.43%	7.24%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.86%	6.68%	6.33%	7.43%	7.24%
Portfolio turnover rate	44%	10%	12%	13%	19%
Amount of borrowings outstanding at end of period (in millions)	$52	$53	$53	$53	$45
Per-share amount of borrowings outstanding at end of period	$4.90	$5.02	$4.99	$5.01	$4.24
Per-share amount of net assets, excluding borrowings, at end of period	$16.89	$16.55	$17.08	$17.34	$16.66
Asset coverage ratio [3]	345%	330%	342%	346%	393%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

48	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Notes to Financial Statements

(1)	Organization

American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (the “funds”) are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. Government securities, corporate debt securities, and preferred stock issued by real estate investment trusts. In addition, the funds may borrow using reverse repurchase agreements and credit facilities. Fund shares are listed on the New York Stock Exchange (“NYSE”) under the symbols ASP, BSP, CSP, and SLA, respectively.

(2)	Summary of Significant Accounting Policies

Security Valuations

The funds’ investments in whole loans (single family, multifamily, and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the funds’ board of directors, as further described below.

Security valuations for the funds’ investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by U.S. Bancorp Asset Management, Inc. (“USBAM”) on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the NYSE, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	49

Notes to Financial Statements

In accordance with the valuation procedures adopted by the funds’ board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of August 31, 2012, the funds held internally fair valued securities as follows:

Fund	Fair Value	Percentage of Total Net Assets
ASP	$28,120,294	51.0%
BSP	120,303,257	73.7
CSP	136,290,523	77.9
SLA	71,296,920	55.8

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2012, each fund’s investments were classified as follows:

Fund	Level 1	Level 2	Level 3	Total Fair Value
ASP
Whole Loans	$—	$—	$24,550,294	$24,550,294
Corporate Note	—	—	3,570,000	3,570,000
Corporate Bonds	—	1,398,383	—	1,398,383
U.S. Government Agency Mortgage-Backed Securities	—	10,028,807	—	10,028,807
Commercial Mortgage-Backed Securities	—	16,547,938	—	16,547,938
Preferred Stocks	19,303,432	—	—	19,303,432
Short-Term Investment	1,090,506	—	—	1,090,506

Total Investments	$20,393,938	$27,975,128	$28,120,294	$76,489,360

50	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Fund	Level 1	Level 2	Level 3	Total Fair Value
BSP
Whole Loans	$—	$—	$109,223,257	$109,223,257
Corporate Notes	—	—	11,080,000	11,080,000
Corporate Bonds	—	8,614,753	—	8,614,753
U.S. Government Agency Mortgage-Backed Securities	—	13,452,657	—	13,452,657
Commercial Mortgage-Backed Securities	—	27,292,223	—	27,292,223
Preferred Stocks	58,180,723	—	—	58,180,723
Short-Term Investment	1,656,021	—	—	1,656,021

Total Investments	$59,836,744	$49,359,633	$120,303,257	$229,499,634

CSP
Whole Loans	$—	$—	$117,608,898	$117,608,898
Private Mortgage-Backed Security†	—	—	—	—
Corporate Notes	—	—	16,110,375	16,110,375
Corporate Bonds	—	16,486,165	—	16,486,165
U.S. Government Agency Mortgage-Backed Securities	—	16,481,424	—	16,481,424
Commercial Mortgage-Backed Securities	—	8,693,108	—	8,693,108
Preferred Stocks	62,174,893	—	—	62,174,893
Real Estate Owned	—	—	2,571,250	2,571,250
Short-Term Investment	6,723,437	—	—	6,723,437

Total Investments	$68,898,330	$41,660,697	$136,290,523	$246,849,550

SLA
Whole Loans	$—	$—	$54,515,670	$54,515,670
Corporate Notes	—	—	16,781,250	16,781,250
Corporate Bonds	—	19,402,826	—	19,402,826
U.S. Government Agency Mortgage-Backed Securities	—	21,796,996	—	21,796,996
Commercial Mortgage-Backed Securities	—	19,666,910	—	19,666,910
Preferred Stocks	45,246,417	—	—	45,246,417
Short-Term Investment	2,082,052	—	—	2,082,052

Total Investments	$47,328,469	$60,866,732	$71,296,920	$179,492,121

† This category includes one security classified in Level 3 which is valued at zero.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Whole Loans	Corporate Notes	Private Mortgage- Backed Security	Real Estate Owned	Total Fair Value
ASP
Balance as of August 31, 2011	$25,673,461	$3,605,000	$—	$—	$29,278,461
Accrued discounts/premiums	1,284	—	—	—	1,284
Realized gain (loss)	6,417	—	—	—	6,417
Net change in unrealized appreciation or depreciation	550,007	(35,000)	—	—	515,007
Purchases	2,400,000	—	—	—	2,400,000
Sales	(4,080,875)	—	—	—	(4,080,875)

Balance as of August 31, 2012	$24,550,294	$3,570,000	$—	$—	$28,120,294

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2012	$430,089	$(35,000)	$—	$—	$395,089

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	51

Notes to Financial Statements

Fund	Whole Loans	Corporate Notes	Private Mortgage- Backed Security†	Real Estate Owned	Total Fair Value
BSP
Balance as of August 31, 2011	$129,561,557	$21,671,612	$—	$—	$151,233,169
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	(5,586,394)	—	—	(1,687,294)	(7,273,688)
Net change in unrealized appreciation or depreciation	5,999,340	(80,000)	—	1,060,396	6,979,736
Purchases	7,900,000	—	—	—	7,900,000
Sales	(24,828,927)	(10,511,612)	—	(3,195,421)	(38,535,960)
Transfers between categories (note 2)	(3,822,319)	—	—	3,822,319	—

Balance as of August 31, 2012	$109,223,257	$11,080,000	$—	$—	$120,303,257

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2012	$(2,414,109)	$(80,000)	$—	$—	$(2,494,109)

CSP
Balance as of August 31, 2011	$159,616,164	$21,180,375	$—	$2,597,436	$183,393,975
Accrued discounts/premiums	—	—	1,472	(1,764)	(292)
Realized gain (loss)	(16,933,881)	—	(13,008)	(269,375)	(17,216,264)
Net change in unrealized appreciation or depreciation	8,577,357	(70,000)	11,536	3,712,656	12,231,549
Purchases	2,563,445	—	—	412,411	2,975,856
Sales	(31,665,106)	(5,000,000)	—	(8,429,195)	(45,094,301)
Transfers between categories (note 2)	(4,549,081)	—	—	4,549,081	—

Balance as of August 31, 2012	$117,608,898	$16,110,375	$—	$2,571,250	$136,290,523

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2012	$(4,463,129)	$(70,000)	$—	$(450,727)	$(4,983,856)

SLA
Balance as of August 31, 2011	$89,264,806	$16,866,250	$—	$—	$106,131,056
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	(440,000)	—	—	—	(440,000)
Net change in unrealized appreciation or depreciation	1,329,365	(85,000)	—	—	1,244,365
Purchases	107,369	—	—	—	107,369
Sales	(35,745,870)	—	—	—	(35,745,870)

Balance as of August 31, 2012	$54,515,670	$16,781,250	$—	$—	$71,296,920

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2012	$(178,890)	$(85,000)	$—	$—	$(263,890)

† This category includes one security classified in Level 3 which is valued at zero for CSP fund.

During the fiscal year ended August 31, 2012, the funds recognized no transfers between valuation levels 1 and 2.

Valuation Methodologies for Fair Value Measurements Categorized within Levels 2 and 3

U.S. Government Agency and Commercial Mortgage-Backed Securities and Corporate Bonds

U.S. government agency and commercial mortgage-backed securities and corporate bonds are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.

52	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Commercial and Multifamily Whole Loans

Commercial and multifamily whole loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, this pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “enticipated recovery rate” methodology). Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the funds’ and third parties.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield spreads and debt service coverage ratios. Significant increases (decreases) in yield spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single Family Whole Loans

Single family whole loans are analyzed using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate Notes

Corporate notes are analyzed using the discounted cash flow methodology. For corporate notes, the pricing methodology takes into account changes in prevailing interest rates and yield spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of corporate notes can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

For commercial, multifamily and single family whole loans and corporate notes, if USBAM concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	53

Notes to Financial Statements

or price floor methodologies, a fair value determination may be made by the USBAM valuation committee as described below.

Quantitative Information about Level 3 Fair Value Measurements

Fund	Fair Value at August 31, 2012	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
ASP
Commercial & Multifamily Whole Loans	$6,125,553	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.98% – 3.10% (3.08%) 0.94 – 1.74 (1.22)
Commercial & Multifamily Whole Loans, Corporate Notes	19,853,133	Price Ceiling	N/A	N/A
Commercial Whole Loans	1,929,276	Price Floor	Loss Severity	39.5%
Single Family Whole Loans	152,899	Discounted Cash Flow	Yield Spread	2.54% – 3.00% (2.74%)
Single Family Whole Loans	59,433	Price Ceiling	N/A	N/A

BSP
Commercial & Multifamily Whole Loans	$41,274,254	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.98% – 3.25% (3.08%) 0.00 – 1.14 (1.02)
Commercial & Multifamily Whole Loans, Corporate Notes	59,700,960	Price Ceiling	N/A	N/A
Commercial & Multifamily Whole Loans	19,163,375	Price Floor	Loss Severity	39.5%
Single Family Whole Loans	67,478	Discounted Cash Flow	Yield Spread	2.54%
Single Family Whole Loans	97,190	Price Ceiling	N/A	N/A

CSP*
Commercial & Multifamily Whole Loans	$20,272,079	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.98% – 3.25% (3.03%) 0.00 – 1.78 (0.96)
Commercial & Multifamily Whole Loans, Corporate Notes	87,030,233	Price Ceiling	N/A	N/A
Commercial & Multifamily Whole Loans	26,416,961	Price Floor	Loss Severity	39.5%
Real Estate Owned	2,571,250	Average Recovery Rate	Loss Severity	39.5%

SLA
Commercial & Multifamily Whole Loans	$15,164,486	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.98% – 3.25% (3.13%) 0.00 – 1.45 (0.98)
Commercial & Multifamily Whole Loans, Corporate Notes	44,072,578	Price Ceiling	N/A	N/A
Commercial & Multifamily Whole Loans	12,059,856	Price Floor	Loss Severity	39.5%

* The fund’s investments classified as Level 3 include a private mortgage-backed security that is fair valued at zero.

Valuation Process for Fair Value Measurements Categorized within Level 3

The funds’ board of directors (the “board”) has adopted policies and procedures for the valuation of the funds’ investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and present such changes for ratification by the board.

54	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

On September 23, 2011, USBAM announced that the funds’ board of directors had determined to eliminate the level distribution policies that were in place for each fund. The elimination of the level distribution policies was effective with the October 2011 distributions.

Distributions from net investment income are declared and paid on a monthly basis. Any net realized gains on sales of securities for the funds are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date.

The funds will provide a notice, as required by Section 19(a) of the Investment Company Act, for any distribution that does not consist solely of net investment income. Any such notice will provide information regarding the estimated amounts of the distribution derived from net investment income, net realized capital gains and return of capital. Such notices will be for informational purposes only and the amounts indicated in such notices likely will differ from the ultimate federal income tax characterization of distributions reported to shareholders on Form 1099-DIV after year end.

Distributions are payable in cash or, pursuant to the funds’ dividend reinvestment plans, reinvested in additional shares of the funds’ capital stock. Under each fund’s plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

The funds receive substantial distributions from holdings in real estate investment trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the funds must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to a fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Federal Taxes

Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company (“RIC”) as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. Each fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes. As of August 31, 2012, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale losses, paydown gains and losses, tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997, tax deductions for real estate owned, and investments in REITs. To the extent these differences

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	55

Notes to Financial Statements

are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

	ASP	BSP	CSP	SLA
Undistributed net investment income	$245,847	$346,528	$637,295	$497,761
Accumulated net realized gain (loss)	(133,663)	374,077	3,604,940	371,495
Additional paid-in capital (reduction)	(112,184)	(720,605)	(4,242,235)	(869,256)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the funds.

The character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011, were as follows:

	ASP		BSP
	8/31/12	8/31/11	8/31/12	8/31/11
Distributions paid from:
Ordinary income	$3,535,626	$3,629,236	$9,971,906	$9,244,577
Long-term capital gains	284,843	—	—	—
Return of capital	—	1,623,538	—	8,864,072

Total	$3,820,469	$5,252,774	$9,971,906	$18,108,649

	CSP		SLA
	8/31/12	8/31/11	8/31/12	8/31/11
Distributions paid from:
Ordinary income	$8,020,499	$9,591,804	$8,972,238	$8,887,664
Long-term capital gains	—	—	—	—
Return of capital	2,604,124	13,216,429	—	4,226,836

Total	$10,624,623	$22,808,233	$8,972,238	$13,114,500

As of August 31, 2012, the components of accumulated earnings (deficits) on a tax basis were as follows:

	ASP	BSP	CSP	SLA
Accumulated capital and post-October losses	$—	$(13,222,323)	$(35,772,339)	$(1,623,167)
Unrealized appreciation (depreciation)	6,577,113	(10,594,737)	(22,633,052)	1,330,193
Other accumulated gain (loss)	(5,185)	(51,112)	(1,907,654)	(1,010,180)

Accumulated earnings (deficits)	$6,571,928	$(23,868,172)	$(60,313,045)	$(1,303,154)

The difference between book and tax basis unrealized appreciation (depreciation) at August 31, 2012, is attributable to adjustments for REITs, tax deferral of losses on wash sales, and a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

56	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

For federal income tax purposes, the following funds had capital loss carryovers as of August 31, 2012, the funds’ most recently completed fiscal year-end, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration
Fund	2013	2014	2015	2016	2017	2018	2019	Indefinite	Total
ASP	$—	$—	$—	$—	$—	$—	$—	$—	$—
BSP	—	1,864,795	—	133,712	4,187,382	2,208,521	—	—	8,394,410
CSP	—	—	551,492	381,985	5,238,593	2,790,093	8,176,579	3,701,414	20,840,156
SLA	—	—	—	—	352,531	1,270,636	—	—	1,623,167

During the fiscal year, ASP, BSP, and SLA, utilized capital loss carryovers in the amounts of $741,194, $920,691, and $2,575,026, respectively.

The funds incurred a loss for tax purposes for the period from November 1, 2011 to August 31, 2012. As permitted by tax regulations, the funds intend to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2013. The deferred losses were as follows:

Fund	Amount
ASP	$—
BSP	4,827,913
CSP	14,932,183
SLA	—

Whole Loans

Whole loans may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. The funds may invest in single family, multifamily, and commercial loans. Each fund currently limits its investment in commercial loans to 50% of its total assets. A participating loan is a whole loan which contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. CSP and SLA received income during the period from participating loans on which the mortgage obligation had previously been fully repaid. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

At August 31, 2012, ASP had one commercial loan representing 3.50% of total net assets and 9.43% of total commercial loans outstanding that was 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2012, no single family or multifamily loans were 120 or more days delinquent.

At August 31, 2012, BSP had two multifamily loans representing 6.18% of total net assets and 23.00% of total multifamily loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2012, no single family or commercial loans in BSP were 120 or more days delinquent.

At August 31, 2012, CSP had three multifamily loans representing 2.70% of total net assets and 10.60% of total multifamily loans outstanding and eight commercial loans representing 13.53% of total net assets and 32.47% of total commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest.

At August 31, 2012, SLA had one multifamily loan representing 2.56% of total net assets and 14.33% of total multifamily loans outstanding and two commercial loans representing 1.67% of total net assets and 6.73% of total commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	57

Notes to Financial Statements

The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss.

Real estate may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The funds may receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the funds. In addition, the funds may incur expenses associated with maintaining or improving any real estate owned. Real estate income is recorded on a net basis in the income section of the funds’ Statement of Operations. Capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale. As of August 31, 2012, CSP held real estate owned through foreclosure as follows:

Fund	8/31/12 Cost	8/31/12 Value	Unrealized Depreciation
CSP
Memphis Medical Building	$2,742,922	$2,571,250	$(171,672)

The net operating income and capital improvements on such real estate owned for the fiscal year ended August 31, 2012 were:

Fund	Gross Rental Income	Operating Expenses	Net Operating Income (Loss)	Capital Improvements
BSP
Office City Plaza	$263,223	$449,829	$(186,606)	$—

CSP
Fairview Business Park	$519,175	$109,815	$409,360	$2,000
Memphis Medical Building	$420,773	$360,648	$60,125	$497,621

BSP recognized a loss of $1,687,092 on a real estate property acquired and sold during the fiscal year ended August 31, 2012.

CSP recognized a loss of $2,463,001 on a real estate property acquired and sold during the fiscal year ended August 31, 2012.

As of and for the fiscal year ended August 31, 2012, ASP and SLA owned no real estate.

Mortgage Servicing Rights

The funds may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change. As of and for the fiscal year ended August 31, 2012, the funds held no mortgage servicing rights.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2012, the funds had no outstanding when-issued or forward-commitment securities.

58	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Borrowings & Reverse Repurchase Agreements

Effective August 1, 2011, BSP and CSP entered into loan agreement extensions with Massachusetts Mutual Life Insurance Company (“MMLIC”) under which MMLIC has made term loans to BSP and CSP of $16,250,000 and $22,750,000, respectively, and agreed to make revolving loans to BSP and CSP of up to $8,750,000 and $12,250,000, respectively. Loans made under the loan agreements are secured by whole loans in the portfolio of the respective fund, bear interest at one-month LIBOR plus 2.50% subject to a “floor” interest rate of 4.25%, and mature on July 31, 2013. In addition to principal and interest payments paid by BSP and CSP to MMLIC for borrowings outstanding, BSP and CSP each pays an annual fee of 1.28% on any unused portion of the respective fund’s revolving loan commitment. The former loans made by MMLIC to ASP and SLA have been fully paid off.

Effective July 18, 2011, the funds entered into loan agreements with Bank of America, N.A. (“BofA”). Under the loan agreements, as amended, BofA has agreed to make credit facilities available to ASP, BSP, CSP, and SLA up to $9,000,000, $16,000,000, $29,000,000, and $20,000,000, respectively. Loans made under the loan agreements are secured by the respective fund’s holdings in REIT preferred stock and bear interest at one-month LIBOR plus 0.90%. Each credit facility has an initial term of 180 days and will continue on a revolving basis unless terminated in writing by BofA upon 180 days notice. In addition to payments paid by the funds to BofA for borrowings outstanding, each fund pays an annual fee of 0.40% on the average daily undrawn portion of the respective fund’s facility limit.

The funds may also borrow money by entering into reverse repurchase agreements, which involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Borrowings may increase volatility of the funds’ net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Each fund is subject to a restriction on borrowing under which each fund must maintain asset coverage of at least 300%. The interest expense incurred on borrowings is recognized as “Interest Expense” in the Statements of Operations. For the fiscal year ended August 31, 2012, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $20,143,506, $67,176,290, $75,042,122, and $51,471,297, respectively, and the weighted average interest rates paid by the funds on such borrowings were 0.90%, 1.87%, 2.20%, and 1.92%, respectively.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds’ custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. As of August 31, 2012, the funds had no outstanding repurchase agreements.

Deferred Compensation Plan

Prior to January 1, 2011, non-interested directors of the First American Family of Funds were able to defer receipt of part or all of their annual compensation under a Deferred Compensation Plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. The Plan was terminated effective December 31, 2010. All amounts held in the Plan are 100% vested and outstanding account balances under the Plan are obligations of the funds into which amounts were deferred. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	59

Notes to Financial Statements

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2012, through the date of issuance of the funds’ financial statements. Other than the subsequent events in footnote 6, there were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

(3)	Fees and Expenses

Investment Advisory Fees

Pursuant to investment advisory agreements with each fund, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the funds’ assets and furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund’s average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee may not exceed, in the aggregate, 1/12 of 0.725% of the respective fund’s average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund’s average weekly net assets. For its fees, USBAM provides investment advice and, in general, conducts the management and investment activities of the funds.

The funds may invest in money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to the investing funds and the related money market funds, USBAM will reimburse to each investing fund an amount equal to that portion of USBAM’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee reimbursements” in the Statements of Operations.

Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to each fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the funds, places purchase and sale orders for each fund’s portfolio transactions, and employs the funds’ portfolio managers and the securities analysts that provide research services relating to the funds. NFA provides certain other investment sub-advisory services to the funds, including assisting in the supervision of each fund’s investment program, risk monitoring, managing the forms and level of leverage employed by a fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of a fund’s portfolio, and assisting with pricing of a fund’s portfolio securities.

With respect to each fund, USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. For ASP, BSP, and CSP, USBAM pays NAM a monthly fee in an amount equal to an annualized rate of 0.10% of the respective fund’s average weekly net assets and 3.00% of the daily gross income accrued by such fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). The monthly investment sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.45% of the respective fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). For SLA, USBAM pays NAM a monthly fee in an amount equal to an annualized rate of 0.30% of the fund’s average weekly net assets.

For ASP, BSP, and CSP, USBAM pays NFA a monthly fee in an amount equal to 1.50% of the daily gross income accrued by the respective fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). The monthly investment sub-advisory fee may not exceed, in the

60	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

aggregate, 1/12 of 0.175% of the respective fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). For SLA, USBAM pays NFA a monthly fee in an amount equal to an annualized rate of 0.10% of the funds average weekly net assets.

Administration Fees

USBAM serves as the funds’ administrator pursuant to administration agreements between USBAM and each fund. Under these agreements, USBAM receives a monthly administration fee from each fund in an amount equal to 0.25% of the fund’s average weekly net assets. For its fee, USBAM provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.10% of the average weekly net assets of each fund for certain administrative and other services that NFA provides to the funds.

Custodian Fees

U.S. Bank serves as each fund’s custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund’s average weekly net assets. These fees are computed weekly and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended August 31, 2012, custodian fees for ASP, BSP, CSP, and SLA were increased by $0, $1, $12, and $20 as a result of overdrafts and reduced by $12, $42, $95, and $69 as a result of interest earned, respectively.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian, and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, insurance, pricing, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, proxy, and other miscellaneous expenses. For the fiscal year ended August 31, 2012, legal fees and expenses of $7,811, $7,811, $7,811, and $7,811 for ASP, BSP, CSP, and SLA, respectively, were paid to a law firm of which an Assistant Secretary of the funds is a partner.

Expenses that are directly related to a fund are charged directly to that fund. Other operating expenses of the First American Family of Funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	61

Notes to Financial Statements

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal year ended August 31, 2012, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
ASP	$15,737,530	$12,922,169
BSP	69,128,733	73,044,455
CSP	127,869,869	138,637,230
SLA	76,073,108	77,941,088

(5)	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(6)	Subsequent Events

On September 27, 2012, the loans made by MMLIC to BSP and CSP were fully paid off.

The credit facilities made available by BofA to ASP, BSP, CSP, and SLA were increased up to $11,500,000, $36,000,000, $53,000,000, and $30,000,000, respectively, in September 2012. The ASP and SLA facilities were further increased up to $16,000,000 and $35,000,000, respectively, in October 2012.

62	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Notice to Shareholders	(unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call Computershare at 800.543.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

For each fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the NYSE or elsewhere on the open market only when the price of the fund’s shares on the NYSE plus commissions is less than a 5% premium over the fund’s most recently calculated net asset value (“NAV”) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the funds’ shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	63

Notice to Shareholders	(unaudited)

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Income Distributions (the funds designate the following amounts as ordinary income distributions)

Payable Date	ASP Amount	BSP Amount	CSP Amount	SLA Amount

September 21, 2011	$0.0979	$0.0838	$0.0800	$0.0890
October 19, 2011	0.0750	0.0500	0.0400	0.0725
November 16, 2011	0.0750	0.0500	0.0400	0.0725
December 21, 2011	0.0750	0.0500	0.0375	0.0675
January 12, 2012	0.0750	0.0500	0.0375	0.0675
February 22, 2012	0.0750	0.0500	0.0375	0.0675
March 21, 2012	0.0750	0.0500	0.0375	0.0675
April 18, 2012	0.0750	0.0500	0.0375	0.0675
May 23, 2012	0.0750	0.0475	0.0375	0.0675
June 20, 2012	0.0700	0.0475	0.0375	0.0675
July 18, 2012	0.0700	0.0475	0.0375	0.0675
August 22, 2012	0.0700	0.0475	0.0375	0.0675

	$0.9079	$0.6238	$0.4975	$0.8415

For the fiscal year ended August 31, 2012, each fund designates long-term capital gains, ordinary income, and return of capital with regard to distributions paid during the period as follows:

Fund	Long-Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis) (a)	Total Distributions (Tax Basis) (b)
ASP	7.5%	92.5%	0.0%	100.0%
BSP	0.0	100.0	0.0	100.0
CSP	0.0	75.5	24.5	100.0
SLA	0.0	100.0	0.0	100.0

(a)	Based on a percentage of the fund’s total distributions.
(b)	Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

64	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

The funds also designate as distributions of long-term capital gains, to the extent necessary to fully distribute those gains, earnings and profits distributed to shareholders on their redemption of shares.

Shareholder Notification of Federal Tax Status:

ASP, BSP, CSP, and SLA, designate 0.00%, 0.00%, 0.00%, and 0.00% of ordinary income distributions during the fiscal period ended August 31, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders, respectively.

In addition, ASP, BSP, CSP, and SLA, designate 0.29%, 0.26%, 0.29%, and 0.30% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2012 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for ASP, BSP, CSP, and SLA was 79.77%, 90.58%, 78.68%, and 77.18%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for ASP, BSP, CSP, and SLA, was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how each fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the SEC’s website at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The funds are required to file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The funds will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter-end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

The funds’ board of directors, which is comprised entirely of independent directors, oversees the management of the funds and, as required by law, determines annually whether to renew each fund’s advisory agreement with USBAM. In addition to determining whether to renew each fund’s advisory agreement with USBAM (each, an “Agreement”), the board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for each fund.

At a meeting on June 19-20, 2012, the board considered information relating to each Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). In advance of the meeting, the board received materials relating to each Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. The board approved the Agreements through June 30, 2013.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	65

Notice to Shareholders	(unaudited)

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the funds, (2) the investment performance of each fund, (3) the profitability of USBAM and the Sub-Advisors related to each fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their respective relationship with each fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the funds are closed-end funds which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that the Agreements are fair and in the best interests of the funds’ shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to each fund, and the nature, quality and extent of the services provided by the Sub-Advisors to each fund. The board reviewed NAM’s key personnel who provide investment management services to the funds as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for each fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the funds include investment research and security selection, and adherence to (and monitoring compliance with) the funds’ investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the funds, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the funds, including the funds’ sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreements are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the board concluded that each fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Funds

The board considered the performance of each fund on a gross-of-expenses basis, including how each fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how each fund performed versus its benchmark index for the one-, three- and five-year periods ending February 29, 2012.

American Select Portfolio. The board noted that the fund outperformed its benchmark index for each period on a gross- and net-of-expenses basis, except that it underperformed its benchmark for the one- and five-year periods on a net-of-expenses basis. The board also noted that the fund outperformed its peer universe median for the one- and five-year periods on a gross-of-expenses basis and for the one-year period on a net-of-expenses basis. The board further noted that the fund underperformed its peer universe median for the three-year period on a gross-of-expenses basis and for the three- and five-year periods on a net-of-expenses basis. The board considered USBAM’s assertion that the fund’s performance universe is composed of only eight funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. In light of the fund’s competitive performance against its benchmark index, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

66	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

American Strategic Income Portfolio. The board noted that the fund outperformed both its performance universe median and its benchmark index for all periods except that it underperformed its benchmark for the one-year period on a net-of-expenses basis. In light of the foregoing, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio II. The board noted that the fund underperformed its performance universe median for all periods. The board considered USBAM’s assertion that the fund’s performance universe is composed of only eight funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board noted that the fund outperformed its benchmark on a gross-of-expenses basis for the three- and five-year periods and on a net-of-expenses basis for the three-year period however, it underperformed its benchmark on a gross-of-expenses basis for the one-year period and on a net-of-expenses basis for the one-and five-year periods. In light of the fund’s strong three- and five-year performance on a gross-of-expenses basis as compared to that of its benchmark, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio III. The board noted that the fund underperformed its benchmark index for each of the periods on a gross- and net-of-expenses basis. The board also noted that the fund underperformed its performance universe median for all periods. The board considered USBAM’s assertion that the fund’s performance universe is composed of only eight funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board also considered USBAM’s assertion that the fund’s underperformance relative to its benchmark index and performance universe over each of the periods was attributable primarily to ongoing credit issues with certain whole loans held by the fund. The board noted that another contributing factor to the fund’s relative underperformance was that, while the level distribution policy was in effect for ASP, BSP, CSP and SLA (December 2009-September 2011), the fund paid out the highest return of capital of the four participating funds (approximately $0.98 of the fund’s net asset value), which was a drag on the fund’s performance relative to these other three funds in the fund’s benchmark index. While the fund has generally underperformed its performance universe and its benchmark in each of the four most recent one-year periods ended February 28 (or 29), 2009-2012, the board noted that the fund had performed competitively on a net-of-expenses basis against both its performance universe median and its benchmark index in each of the seven one-year periods ended February 28 (or 29), 2002-2008. The board noted that during these years, the fund had outperformed its performance universe in six of the seven years and only slightly underperformed in the remaining year. The fund also outperformed its benchmark in five of the seven years, underperforming its benchmark by less than one percent in each other year. Further, the board noted that the fund outperformed both its benchmark index and performance universe median on a gross-of-expenses basis for the quarter ended March 31, 2011. As credit issues with certain whole loans are worked out and in light of the fund’s periods of outperformance in 2011, with some consideration given to the fund’s competitive performance prior to the general underperformance of the most recent four years, and the sub-advisor’s experience in working out credit issues in the whole loan portfolio, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as each fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the funds. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the funds. The board compared fee and expense information for the funds to fee and expense information for comparable funds managed by other advisors. The board also reviewed advisory fees for other funds advised or sub-advised by USBAM and for other accounts managed by USBAM.

Using information provided by an independent data service, the board also evaluated each fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each fund’s total expense ratio compared to the median total expense ratio of comparable funds. The board noted that, for each fund, the fund’s advisory fee was lower than the peer group median advisory fee, though the fund’s total expense ratio was higher than the peer group median total expense ratio. The board considered USBAM’s assertion that the funds incur investment-related expenses, including interest expense and mortgage servicing fees. The board

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	67

Notice to Shareholders	(unaudited)

noted that interest expense will vary with the amount and type of leverage in each fund and further noted that other funds in the expense group will not incur mortgage servicing fees because they do not invest in whole loans. The board also considered USBAM’s assertion that, excluding the investment-related expenses, each fund’s total expenses were lower than its peer group median total expense ratio. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the funds, the board noted that USBAM and certain of its affiliates serve the funds in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the funds in connection with providing services to the funds. The board considered that each service provided to the funds by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreements and the Sub-Advisory Agreements was in the interest of each fund and its shareholders.

68	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since October 2006	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of ASP, BSP, CSP, and SLA since January 2011; Director of ASP, BSP, CSP, and SLA since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	69

Notice to Shareholders	(unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
John G. Wenker Nuveen Asset Management, LLC 901 Marquette Avenue Suite 2900, Minneapolis, MN 55402 (1951)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since January 2011; Senior Vice President of ASP, BSP, CSP, and SLA from November 1996 through December 2010	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
David A. Yale Nuveen Asset Management, LLC 901 Marquette Avenue Suite 2900, Minneapolis, MN 55402 (1956)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Vice President, Portfolio Manager, Nuveen Asset Management, LLC since January 2011; prior thereto, Senior Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since January 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since January 2011; Assistant Treasurer of ASP, BSP, CSP, and SLA from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of ASP, BSP, CSP, and SLA since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since January 2011; Assistant Secretary of ASP, BSP, CSP, and SLA from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004; Secretary of ASP, BSP, CSP, and SLA from June 2002 through December 2004; Assistant Secretary of ASP, BSP, CSP, and SLA from September 1999 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
*	Messrs. Ulrey, Thole, and Ertel, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and administrator for the funds.

70	FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the Information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by the First American Family of Funds:

• First American Funds, Inc. • American Strategic Income Portfolio Inc. • American Strategic Income Portfolio Inc. II • American Strategic Income Portfolio Inc. III • American Select Portfolio Inc.	• American Municipal Income Portfolio Inc. • Minnesota Municipal Income Portfolio Inc. • First American Minnesota Municipal Income Fund II, Inc. • American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FIRST AMERICAN MORTGAGE FUNDS	2012 ANNUAL REPORT	71

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of First American Mortgage Funds

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of First American Mortgage Funds

Director of Charterhouse Group, Inc.

John Kayser

Director of First American Mortgage Funds

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of First American Mortgage Funds

Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Mortgage Funds

Owner and President of Strauss Management Company

James Wade

Director of First American Mortgage Funds

Owner and President of Jim Wade Homes

First American Mortgage Funds’ Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc. II

American Strategic Income Portfolio Inc. III

American Select Portfolio Inc.

2012 Annual Report

U.S. Bancorp Asset Management, Inc., is a

wholly owned subsidiary of U.S. Bank National

Association, which is a wholly owned subsidiary

of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2012    0079-12    WHOLELOAN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees—Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $47,038 in the fiscal year ended August 31, 2012 and $31,541 in the fiscal year ended August 31, 2011, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees —E&Y billed the registrant audit-related fees totaling $2,481 in the fiscal year ended August 31, 2012 and $1,952 in the fiscal year ended August 31, 2011, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees—E&Y billed the registrant fees of $9,693 in the fiscal year ended August 31, 2012 and $5,720 in the fiscal year ended August 31, 2011 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees—There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2012 and August 31, 2011.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $217,000 in the fiscal year ended August 31, 2012 and $470,000 in the fiscal year ended August 31, 2011.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, Leonard W. Kedrowski, Richard K. Riederer, Joseph D. Strauss, and James M. Wade.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

First American Funds

Proxy Voting Policies and Procedures

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A.	Proxy Voting

•	When a Open-end Funds proxy is received, it will be voted by the Head of Investments.

•

When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B.	Open-end Fund Control Procedures

Preventative Control Procedures

•

USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•

If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•

In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Head of Investments will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•

If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C.	Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•

On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D.	Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•

Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•

If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.	Review and Reports

Detective Control Procedures

•

The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F.	Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•

USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•

The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Head of Investments/Portfolio Managers

•	Legal Department/General Counsel

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

I. General Principles

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters31). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. Policies The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. Procedures

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:32

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override.

From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients.

If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records.

As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision.

In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities.

To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any subadviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it subadvises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients. Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. Policy Owner

IPC

V. Responsible Parties

IPC

PVC

ADV Review Team

31	Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.
32	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	John G. Wenker, David Yale, and Jason J. O’Brien, CFA, co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. Wenker is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Yale is responsible for management of the mortgage loan component and credit facilities of the portfolio. Mr. O’Brien is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Wenker, Managing Director, Head of Real Assets, began working in the financial industry in 1983 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Yale, Senior Vice President, Portfolio Manager, began working in the financial industry in 1981 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. O’Brien, Vice President, Portfolio Manager, began working in the financial industry in 1993 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the fiscal year ended August 31, 2012, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
John G. Wenker	Registered Investment Company	8	$6 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

David A. Yale	Registered Investment Company	4	$736 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Jason J. O’Brien	Registered Investment Company	5	$846 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	10	$260 million	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John G. Wenker	$0
David A. Yale	$0
Jason J. O’Brien	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 30, 2012

By:
Jill M. Stevenson
Treasurer

Date: October 30, 2012